                                                                    EXHIBIT 10.3

________________________________________________________________________________

________________________________________________________________________________


                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


                         dated as of November 24, 1997


                                     among


                    Security Capital Atlantic Incorporated,


                            The Banks Listed Herein


                                      and


                  Morgan Guaranty Trust Company of New York,
                                   as Agent


________________________________________________________________________________

________________________________________________________________________________

                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


          THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of November __, 1997, among SECURITY CAPITAL ATLANTIC INCORPORATED, the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Borrower, Agent, and the Banks entered into the Revolving Credit Agreement, dated as of December 18, 1996 (the "Initial Closing Date"), as
                                                      --------------------
amended by First Amendment to Revolving Credit Agreement, dated as of April 11, 1997, and by Second Amendment to Revolving Credit Agreement (as amended, the "Existing Credit Agreement"); and
 -------------------------

          WHEREAS, the parties hereto have agreed to amend and restate the terms and conditions contained in the Existing Credit Agreement in their entirety as hereinafter set forth.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          I. The Existing Credit Agreement is hereby modified so that all of the terms and conditions of the aforesaid Existing Credit Agreement shall be restated in their entirety as set forth herein, and the Borrower agrees to comply with and be subject to all of the terms, covenants and conditions of this Agreement.

          II. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, and shall be deemed to be effective as of the date hereof.

          III. Any reference to the Existing Credit Agreement in the Notes, any other Loan Document or any other document executed in connection with this Agreement shall be deemed to refer to this Agreement.

                                   ARTICLE I

                                  DEFINITIONS


          SECTION 1.01.  Definitions.  The following terms, as used herein, have
                         -----------
the following meanings:

          "Absolute Rate Auction" means a solicitation of Money Market Quotes
           ---------------------
setting forth Money Market Absolute Rates pursuant to Section 2.03.

          "Adjusted EBITDA" means EBITDA less an amount equal to (i) the Unit
           ---------------
Amount for each unit for each Real Property Asset which is 100% owned in fee or leasehold directly or indirectly by the Borrower and its wholly-owned Subsidiaries and (ii) the Borrower's pro-rata share of the Unit Amount for each unit for each Real Property Asset which is not 100% owned or leased, directly or indirectly, by the Borrower and its wholly-owned Subsidiaries. Notwithstanding anything to the contrary contained herein, the Unit Amount shall not be applied to any Construction Assets.

          "Adjusted London Interbank Offered Rate" has the meaning set forth in
           --------------------------------------
Section 2.07(b).

          "Adjusted Net Operating Income" means, when used with respect to any
           -----------------------------
parcel of real property, Net Operating Income less an amount equal to the Unit Amount for each unit in the subject property.

          "Administrative Questionnaire" means, with respect to each Bank, an
           ----------------------------
administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Borrower) duly completed by such Bank.

          "Administrative Services Contract" means an administrative services
           --------------------------------
contract with Group or an Affiliate.

          "Affiliate" of any specified Person means any other Person directly or
           ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified Person. An Affiliate of the Borrower or any Subsidiary includes, without limitation, (i) any officer or director of such Person and (ii) any record or beneficial owner of more than 10% of any class of Equity Interests of such Person; provided that, for purposes of this clause
(ii), so long as Group owns beneficially more than 45% of each class of Equity Interests of the Borrower, an Affiliate of the Borrower for purposes of clause (ii) shall not include any record or beneficial owner of less than 20% of any class of Equity Interests of the Borrower. For purposes of this definition "control" of any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of Equity Interests, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" means Morgan Guaranty Trust Company of New York in its
           -----
capacity as agent for the Banks hereunder, and its successors in such capacity.

          "Agreement" means this Revolving Credit Agreement, as it may be
           ---------
amended, supplemented or otherwise modified from time to time.

          "Applicable Lending Office" means, with respect to any Bank, (i) in
           -------------------------
the case of its Base Rate Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office, and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

          "Applicable Margin" means, with respect to each Loan, the respective
           -----------------
percentages per annum determined, at any time, based on the range into which the Borrower's Credit Rating then falls, in accordance with the table set forth below. Any change in the Borrower's Credit Rating causing it to move to a different range on the table shall effect an immediate change in the Applicable Margin. In the event that the Borrower receives two (2) Credit Ratings that are not equivalent, the Applicable Margin shall be determined by the lower of such two (2) Credit Ratings. In the event that the Borrower receives more than two
(2) Credit Ratings, and such ratings are not equivalent, the Applicable Margin shall be determined by the lower of the two (2) highest ratings, provided that each of said two (2) highest ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's.

                         Applicable
Range of Borrower's      Margin for     Applicable
Credit Rating            Base Rate      Margin for Euro
(Applicable              Loans          Dollar Loans
annum)                   Ratings)       (% per annum)       (% per
-----------              --------       -------------       ------

BBB+/Baa1                     0.0             0.60

BBB/Baa2                      0.0             0.75

BBB-/Baa3                     0.0             0.9625

Non-Invest-
ment Grade
or not rated                  0.0             1.1875

          "Assignee" has the meaning set forth in Section 9.06(c).
           --------

          "Available Commitment" means, with respect to each Bank, at any time,
           --------------------
the amount obtained by multiplying such Bank's Commitment at such time by a fraction, the numerator of which is the Total Available Commitments (as the same may be reduced pursuant to Sections 2.09 and 2.10) at such time and the denominator of which is $350,000,000.

          "Bank" means each bank listed on the signature pages hereof, each
           ----
Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors and each Designated Lender; provided, however, that the term "Bank"
                                       --------  -------                 ----
shall exclude each Designated Lender when used in reference to a Committed Loan, the Commitments or terms relating to the Committed Loans and the Commitments and shall further exclude each Designated Lender for all other purposes hereunder except that any Designated Lender which funds a Money Market Loan shall, subject to Section 9.06(d), have the rights (including the rights given to a Bank contained in Section 9.03 and otherwise in Article 9) and obligations of a Bank associated with holding such Money Market Loan.

          "Base Rate" means, for any day, a rate per annum equal to the higher
           ---------
of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

          "Base Rate Loan" means a Committed Loan which bears interest at the
           --------------
Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Section 2.06(c) or Article VIII.

          "Benefit Arrangement" means at any time an employee benefit plan
           -------------------
within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

          "Borrower" means Security Capital Atlantic Incorporated, a Maryland
           --------
corporation, and its successors.

          "Borrowing" has the meaning set forth in Section 1.03.
           ---------

          "Capital Expenditures" means, for any period, the sum of all
           --------------------
expenditures (whether paid in cash or accrued as a liability) by the Borrower which are capitalized on the balance sheet of the Borrower in conformity with GAAP.

          "Closing Date" means the date on or after the Effective Date on which
           ------------
the conditions set forth in Section 3.01 shall have been satisfied to the satisfaction of the Lead Agent.

          "Combined Debt Service" means, as of any date of determination, the
           ---------------------
sum of (i) Debt Service payable in connection with Real Property Assets owned 100% by the Borrower or any wholly-owned Subsidiary, and (ii) Borrower's pro rata share (such share being based upon the Borrower's percentage ownership interest) of Debt Service payable in connection with investments in joint ventures, whether consolidated or unconsolidated of Borrower or its wholly-owned Subsidiaries.

          "Combined Interest Expense" means, as of any date of determination,
           -------------------------
the sum of (i) Interest Expense of the Borrower or any wholly-owned Subsidiary, and (ii) the Borrower's pro rata share (such share being based upon the Borrower's percentage ownership interest) of Interest Expense with respect to investments in joint ventures, whether consolidated or unconsolidated of the Borrower or its wholly-owned Subsidiaries.

          "Commitment" means, with respect to each Bank, the amount set forth
           ----------
opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Sections 2.09 and 2.10.

          "Commitment Reduction Date" means the last day of each of six
           -------------------------
consecutive six-month periods, the first such day being the last day of the six-month period immediately following the Conversion Date and the last such day being the third anniversary of the Conversion Date.

          "Committed Loan" means a loan made by a Bank pursuant to Section 2.01;
           --------------
provided that, if any such loan or loans (or portions thereof) are combined or
--------
subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

          "Consolidated Capital Expenditures" means, for any period, the product
           ---------------------------------
of (A) the Unit Amount, and (B) the sum of the number of units contained in all completed properties as of the last day of each month during the applicable twelve month period, divided by 12, except to the extent that actual capital expenditures in the aggregate exceed for such period amounts raised by the Borrower and its Subsidiaries pursuant to (x) equity offerings, (y) borrowings from third parties (including borrowings pursuant to this Agreement) and (z) undistributed Funds From Operations, in which case the excess shall also be deemed to be Consolidated Capital Expenditures.

          "Consolidated Subsidiary" means, at any date, any Subsidiary or other
           -----------------------
entity which the Borrower owns the majority economic interest in or property of, the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date.

          "Consolidated Tangible Net Worth" means, at any date, the consolidated
           -------------------------------
stockholders' equity of the Borrower and its Consolidated Subsidiaries, plus any accumulated depreciation, less their consolidated Intangible Assets, all determined as of such date. For purposes hereof, "Intangible Assets" means the
                                                  -----------------
amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to September 30, 1997 in the book value of any asset owned by the Borrower or a Consolidated Subsidiary and (ii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization expenses and other intangible assets.

          "Construction Assets" shall mean, as of any date, the Real Property
           -------------------
Assets listed on Exhibit C attached hereto and made a part hereof, subject to
                 ---------
adjustment, each of which is not subject to any Lien, unless the same is being contested in good faith and the same is discharged, bonded or paid off within sixty (60) days of the filing of such Lien, on which construction of improvements has begun (as evidenced by foundation excavation) but have not yet been substantially completed (as such completion shall be evidenced by (i) being not less than 90% complete, (ii) the issuance of a permanent certificate of occupancy or its equivalent, (iii) the commencement of the payment of rent by tenants of such Real Property Asset and (iv) being more than 85% leased to tenants).

          "Conversion Date" has the meaning set forth in Section 2.01(d).
           ---------------

          "Conversion Option" has the meaning set forth in Section 2.01(d).
           -----------------

          "Credit Rating" means the rating assigned by the Rating Agencies to
           -------------
Borrower's senior unsecured long term indebtedness.

          "D&P" means Duff & Phelps Credit Rating Co.
           ---

          "Debt" of any Person means, at any date, without duplication, as shown
           ----
on such Person's balance sheet as prepared in accordance with GAAP (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, (vi) all Debt of others guaranteed by such Person, (vii) accounts payable, dividends of any kind or character or other proceeds payable with respect to any stock and accrued expenses which in the aggregate are in excess of five percent (5%) of the undepreciated value of the assets of the Borrower determined in accordance with GAAP, (viii) all contingent obligations of such Person and (ix) all guaranty obligations of such Person, whether for Debt or otherwise, not shown on such Person's balance sheet.

          "Debt Service" shall mean, measured as of the last day of each
           ------------
calendar quarter, an amount equal to the sum of (i) Interest Expense actually payable by Borrower for the previous four consecutive quarters including the quarter then ended, plus (ii) regularly scheduled payments of principal on such Debt, whether or not paid by Borrower (excluding balloon payments and scheduled balloon amortization payments) for the previous four consecutive quarters including the quarter then ended.

          "Default" means any condition or event which constitutes an Event of
           -------
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Designated Lender" means a special purpose corporation that (i)
           -----------------
shall have become a party to this Agreement pursuant to Section 9.06(d), and (ii) is not otherwise a Bank.

          "Designated Lender Notes" means promissory notes of the Borrower,
           -----------------------
substantially in the form of Exhibit A-1 hereto, evidencing the obligation of the Borrower to repay Money Market Loans made by Designated Lenders, and "Designated Lender Note" means any one of such promissory notes issued under
Section 9.06(d) hereof.

          "Designating Lender" shall have the meaning set forth in Section
           ------------------
9.06(d) hereof.

          "Designation Agreement" means a designation agreement in
           ---------------------
substantially the form of Exhibit G attached hereto, entered into by a Bank and a Designated Lender and accepted by the Lead Agent.

          "Domestic Business Day" means any day except a Saturday, Sunday or
           ---------------------
other day on which commercial banks in New York City and Los Angeles are authorized by law to close.

          "Domestic Lending Office" means, as to each Bank, its office located
           -----------------------
at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent.

          "EBITDA" means an amount derived from (i) net earnings plus (ii)
           ------
depreciation, amortization, interest expense and income taxes plus or minus
(iii) any losses or gains resulting from sales, write-downs, write-ups, write-offs or other valuation adjustments of assets or liabilities, in each case, as determined on a consolidated basis in accordance with GAAP.

          "Effective Date" means the date this Agreement becomes effective in
           --------------
accordance with Section 9.09.

          "Eligible Assignee" means (a) a commercial bank, trust company,
           -----------------
insurance company, investment bank or pension fund organized under the laws of the United States of America, or any state thereof, and having total assets in excess of $5,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States of America, or any state thereof, and having a tangible net worth of at least $500,000,000; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having total assets in excess of $10,000,000,000, pro-
vided that such bank is acting through a branch or agency located in the United States of America; or (d) the central bank of any country which is a member of the OECD.

          "Environmental Claim" means, with respect to any Person, any written
           -------------------
notice, claim, demand or similar communication by any other Person alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damage, property damages, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or release into the environment, of any Hazardous Substances at any location, whether or not owned by such Person or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law, in each case as to which there is a reasonable possibility of an adverse determination with respect thereto and which, if adversely determined, could have a Material Adverse Effect.

          "Environmental Laws" means any and all federal, state, local and
           ------------------
foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

          "Equity Interests" means any and all shares of common stock or
           ----------------
equivalent equity or ownership interests, participations, rights or other equivalents, however designated (other than warrants or other options which have not been exercised) in a corporation or in any other Person (including, without limitation, equivalent general or limited partnership interests in any partnership).

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, or any successor statute.

          "ERISA Group" means the Borrower, any Subsidiary and all members of a
           -----------
controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

          "Euro-Dollar Business Day" means any Domestic Business Day on which
           ------------------------
commercial banks are open for international business (including dealings in dollar deposits) in London.

          "Euro-Dollar Lending Office" means, as to each Bank, its office,
           --------------------------
branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

          "Euro-Dollar Loan" means a Committed Loan which bears interest at a
           ----------------
rate calculated by reference to the London Interbank Offered Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

          "Euro-Dollar Reference Bank" means the principal London office of
           --------------------------
Morgan Guaranty Trust Company of New York.

          "Euro-Dollar Reserve Percentage" has the meaning set forth in Section
           ------------------------------
2.07(b).

          "Event of Default" has the meaning set forth in Section 6.01.
           ----------------

          "Facility Fee" means the respective percentages per annum determined,
           ------------
at any time, based on the range into which the Borrower's Credit Rating then falls, in accordance with the table set forth below. Any change in the Borrower's Credit Rating causing it to move to a different range on the table shall effect an immediate change in the Facility Fee. In the event that the Borrower receives two (2) Credit Ratings that are not equivalent, the Facility Fee shall be determined by the lower of such two (2) Credit Ratings. In the event that the Borrower receives more than two (2) Credit Ratings, and such ratings are not equivalent, the Facility Fee shall be determined by the lower of the two (2) highest ratings, provided that each of said two (2) highest ratings shall be Investment Grade Ratings and at least one of which shall be an Investment Grade Rating from S&P or Moody's.

Range of Borrower's
Credit Rating
(Applicable                Facility Fee
Ratings)                   (% per annum)
-------                    ------------
BBB+/Baa1                  0.15

BBB/Baa2                   0.15

BBB-/Baa3                  0.1875

Non-Invest-
ment Grade
or not rated               0.1875

          "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (i) if such day is not a Domestic
                          --------
Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

          "Fitch" means Fitch Investors Service Inc.
           -----

          "Fixed Rate Loans" means Euro-Dollar Loans.
           ----------------

          "Funds From Operations" means an amount derived from (i) net earnings
           ---------------------
plus (ii) depreciation and amortization plus or minus (iii) any losses or gains resulting from sales, write-downs, write-ups, write-offs or other valuation adjustments of assets or liabilities, in each case, as determined on a consolidated basis in accordance with GAAP.

          "GAAP" means generally accepted accounting principles recognized as
           ----
such in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Group" means Security Capital Group Incorporated, a Maryland
           -----
corporation, and its successors.

          "Gross Asset Value" shall mean the sum of (x) the aggregate book value
           -----------------
of the Real Property Assets which are multifamily residential property and are at least 85% leased to tenants, plus any accumulated depreciation, and (y) 50% of the aggregate book value of the Construction Assets which are multifamily residential property, all determined in accordance with GAAP as of the applicable date.

          "Guarantee" by any Person means any obligation, contingent or
           ---------
otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "Guarantee" shall not include endorsements for
       --------
collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Hazardous Substances" means any toxic, radioactive, caustic or
           --------------------
otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, asbestos or any substance having any constituent elements displaying any of the foregoing characteristics.

          "Historical Value"  means the purchase price of any Property
           ----------------
(including improvements) and ordinary related purchase transaction costs, plus the cost of subsequent capital improvements made by the Borrower, less any provision for losses, all determined in accordance with GAAP. If the Property is purchased as part of a group of properties, the Historical Value shall be calculated based upon a reasonable allocation of the aggregate purchase price by the Borrower for all purposes, consistent with GAAP.

          "Homestead Investment" means an Investment in Homestead Village
           --------------------
Incorporated ("Homestead"), which Investment when made shall not exceed in the
               ---------
aggregate (a) 30% of the common stock of Homestead, (b) 30% in warrants of Home-stead, (c) $115,000,000, determined at cost, in convertible mortgages with respect to the assets of Homestead, or (d) 20% of the Consolidated Tangible Net Worth of the Borrower.

          "Indemnitee" has the meaning set forth in Section 9.03(b).
           ----------

          "Interest Expense" means, measured as of the last day of any calendar
           ----------------
quarter, an amount equal to the interest

(whether accrued, paid or capitalized) actually payable by Borrower on its Debt for the previous four consecutive quarters including the quarter then ended, exclusive of capitalized interest relating to Construction Assets and development activity.

          "Interest Period" means (1) with respect to each Euro-Dollar
           ---------------
Borrowing, the period commencing (x) on the date of such Borrowing specified in the applicable Notice of Committed Borrowing or (y) on the date specified in the applicable Notice of Interest Rate Election and ending in either case 1, 2, 3 or 6 months thereafter, as the Borrower may elect in the applicable notice; provided that:
--------

               (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

               (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

               (c) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.10 but does not end on such date, then (i) the principal amount (if any) of each Euro-Dollar Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Euro-Dollar Loan shall have an Interest Period determined as set forth above,

     (2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter or any subsequent period of 30 days, in each case commencing on the last day of the preceding Interest Period; provided that:
        --------

               (a) any Interest Period (other than an Interest Period determined pursuant to clause (b)(i) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

               (b) if any Interest Period includes a date on which a payment of principal of the Loans is required to be made under Section 2.10 but does not end on such date, then (i) the principal amount (if any) of each Base Rate Loan required to be repaid on such date shall have an Interest Period ending on such date and (ii) the remainder (if any) of each such Base Rate Loan shall have an Interest Period determined as set forth above; and

     (3) with respect to each Money Market LIBOR Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending 1, 2, 3 or 6 months thereafter, as the Borrower may elect in the applicable Notice of Money Market Borrowing in accordance with Section 2.03; provided that:
                                                                  --------

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month;

          (c) if any Interest Period includes a date on which a payment of principal of Loans is required to be made under Section 2.12 but does not end on such date, then (i) the principal amount (if any) of each Money Market LIBOR Loan required to be repaid on such date and (ii) the remainder (if any) of each such Money Market LIBOR Loan shall have an Interest Period determined as set forth above; and

          (d) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.

     (4) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than 14 days) as the Borrower may elect in accordance with Section 2.03; provided that:
                                                           --------

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

          (b) if any Interest Period includes a date on which a payment of principal of Loans is required to be made under Section 2.12 but does not end on such date, then (i) the principal amount (if any) of each Money Market Absolute Rate Loan required to be repaid on such date and (ii) the remainder (if any) of each such Money Market Absolute Rate Loan shall have an Interest Period determined as set forth above; and

          (c) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended, or any successor statute.

          "Investment" means any investment in any Person, whether by means of
           ----------
share purchase, capital contribution, loan, time deposit or otherwise, other than any Permitted Investment.

          "Investment Grade Rating" has the meaning set forth in Section 5.25
           -----------------------
hereof.

          "LIBOR Auction" means a solicitation of Money Market Quotes setting
           -------------
forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.03.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan" means a Base Rate Loan, a Euro-Dollar Loan, a Money Market Loan
           ----
or a Swing Loan and "Loans" means Base Rate Loans, Euro-Dollar Loans, Money
                     -----
Market Loans or Swing Loans or any combination of the foregoing.

          "Loan Documents" means this Agreement, the Notes, each Notice of
           --------------
Committed Borrowing and each Notice of Interest Rate Election.

          "London Interbank Offered Rate" has the meaning set forth in Section
           -----------------------------
2.07(c).

          "Management Investment" means the acquisition of an one hundred
           ---------------------
percent (100%) of the ownership interests in the Property Manager and in the REIT Manager.

          "Material Adverse Effect" means a material adverse effect on (i) the
           -----------------------
business, operations, properties, assets or financial condition of the Borrower and its Consolidated Subsidiaries taken as a whole or (ii) the ability of the Borrower to perform its obligations under the Loan Documents.

          "Material Plan" means at any time a Plan or Plans having aggregate
           -------------
Unfunded Liabilities in excess of $5,000,000.

          "Material Subsidiary" means any Subsidiary of the Borrower to which
           -------------------
more than $15,000,000 of Gross Asset Value is attributable.

          "Minority Holdings" means partnerships, limited liability companies,
           -----------------
corporations and other Persons held or owned by the Borrower which are not consolidated with the Borrower on the Borrower's financial statements.

          "Money Market Absolute Rate" has the meaning set forth in Section
           --------------------------
2.03.

          "Money Market Absolute Rate Loan" means a loan to be made by a Bank
           -------------------------------
pursuant to an Absolute Rate Auction.

          "Money Market Lending Office" means, as to each Bank, its Domestic
           ---------------------------
Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the
Borrower and the Agent; provided that any Bank may from time to time by notice
                        --------
to the Borrower and the Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

          "Money Market LIBOR Loan" means a loan to be made by a Bank pursuant
           -----------------------
to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 2.03).

          "Money Market Loan" means a Money Market LIBOR Loan or a Money Market
           -----------------
Absolute Rate Loan.

          "Money Market Margin" has the meaning set forth in Section 2.03.
           -------------------

          "Money Market Quote" means an offer by a Bank to make a Money Market
           ------------------
Loan in accordance with Section 2.03.

          "Moody's" means Moody's Investors Services, Inc. or any successor
           -------
thereto.

          "Multiemployer Plan" means at any time an employee pension benefit
           ------------------
plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

          "Net Offering Proceeds" means all cash or other assets received by
           ---------------------
Borrower as a result of the sale of common shares, preferred shares, partnership interests, limited liability company interests, convertible securities or other ownership or equity interests in Borrower or a Consolidated Subsidiary less customary costs and discounts of issuance paid by Borrower or by a Consolidated Subsidiary.

          "Net Operating Income" means, when used with respect to any parcel of
           --------------------
real property, the revenues, less operating expenses recorded in accordance with GAAP for such property that are related to the ownership, operation or maintenance of such property, but specifically excluding interest expense and fees paid pursuant to the Administrative Services Contract and similar general overhead expenses.

          "New Acquisitions" means real property assets (or interests therein)
           ----------------
acquired by Borrower after November 1, 1997, excluding the Homestead Investment.

          "New Manager" means a newly formed, wholly-owned Subsidiary of
           -----------
Borrower, into which the REIT Manager and the Property Manager have been merged.

          "Non-Recourse Debt" means Debt of the Borrower on a consolidated basis
           -----------------
for which the right of recovery of the obligee thereof is limited to recourse against the Real Property Assets securing such Debt (subject to such limited exceptions to the non-recourse nature of such Debt such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions at the time of the incurrence of such Debt).

          "Notes" means promissory notes of the Borrower, substantially in the
           -----
form of Exhibit A-1 hereto with respect to the Swing Lender and Exhibit A-2
        -----------                                             -----------
hereto with respect to any other Bank, evidencing the obligation of the Borrower to repay the Loans, together with any Designated Lender Notes, and "Note" means
                                                                    ----
any one of such promissory notes issued hereunder.

          "Notice of Borrowing" means a Notice of Committed Borrowing (as
           -------------------
defined in Section 2.02) or a Notice of Money Market Borrowing (as defined in
Section 2.03(f)), as the case may be.

          "Notice of Interest Rate Election" has the meaning set forth in
           --------------------------------
Section 2.05.

          "Other Taxes" has the meaning set forth in Section 8.04(b).
           -----------

          "Outstanding Working Capital Amount" means the aggregate outstanding
           ----------------------------------
and unpaid principal balance of all Loans used for working capital purposes from time to time; provided, that any cash flow from the Real Property Assets used by the Borrower to purchase New Acquisitions, fund the Homestead Investment or for Development Activity may be applied by the Borrower to reduce the Outstanding Working Capital Amount; and provided, further, that all payments and prepayments of principal made hereunder shall be applied first to reduce the Outstanding Working Capital Amount.

          "Parent" means, with respect to any Bank, any Person controlling such
           ------
Bank.

          "Participant" has the meaning set forth in Section 9.06(b).
           -----------

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity
           ----
succeeding to any or all of its functions under ERISA.

          "Permitted Intercompany Debt" means (i) loans from the Borrower to any
           ---------------------------
Subsidiary, and (ii) loans between Subsidiaries, all of which loans shall be unsecured loans, which:

          (A) are evidenced by a written agreement which provides that payment of any amounts in respect of such indebtedness shall be made only to the extent that Net Operating Income is available to pay such amounts after the payment of all amounts then due and payable on all other indebtedness of the borrower (subject, however, to the accrual of unpaid amounts under such indebtedness) and further provides that any amounts paid in violation hereof shall be held in trust by the payee thereof for the benefit of the Banks and disgorged to the Banks upon demand; and

          (B) are evidenced by a written agreement which prohibits such Person from exercising any remedies, including accelerating any indebtedness and commencing any action (including the filing of a bankruptcy petition or similar proceeding) against the borrower for collection of interest, principal or other charges while any Note or any other amounts due hereunder are outstanding and prohibits such Person from filing a claim in a bankruptcy or similar proceeding commenced by the Borrower or, in whole or in part, by one or more Affiliates of the Borrower and requires that such Affiliate shall vote against any plan presented in such proceeding which would alter the terms of the Notes or the Loan Documents (provided that such Person may file a claim in a bankruptcy or similar proceeding commenced by an independent Person other than itself) unless such plan is endorsed by the Banks.

          "Permitted Investments" means (i) loans, equity investments and
           ---------------------
capital contributions to Atlantic Development Services Incorporated, (ii) land and building loans to unaffiliated, third party real estate developers to fund the costs of the development and construction of improvements on properties which are subject to purchase contracts with the Borrower, and which loans are secured by mortgages on such properties, (iii) cash or Temporary Cash Investments received in an exchange under Section 1031 of the Internal Revenue Code and (iv) the investment in the ordinary course of the Borrower's business of undistributed Net Operating Income after payment of Debt Service on all Debt.

          "Person" means an individual, a corporation, a partnership, an
           ------
association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Plan" means at any time an employee pension benefit plan (other than
           ----
a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

          "Prime Rate" means the rate of interest publicly announced by Morgan
           ----------
Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

          "Property" means any interest in any kind of property or asset,
           --------
whether real, personal, tangible or intangible.

          "Property Manager" means SCG Realty Services Atlantic Incorporated, a
           ----------------
Delaware corporation, and its successors, which has been merged into the New Manager.

          "Rating Agencies" means, collectively, S&P, Moody's, D&P and Fitch.
           ---------------

          "Real Property Assets" means as of any time, the real property assets
           --------------------
(including interests in participating, convertible or other mortgages in which Borrower's interest therein is characterized as equity according to GAAP), owned directly or indirectly by the Borrower at such time, cash received in an exchange under Section 1031 of the Internal Revenue Code, the Homestead Investment, as such may be modified from time to time to reflect sales, conveyances, assignments, acquisitions or other transfers of Real Property Assets.

          "Recourse Debt" shall mean Debt of the Borrower or any Consolidated
          --------------
Subsidiary that is not Non-Recourse Debt.

          "Refunded Swing Loan" has the meaning set forth in Section
           -------------------
2.01(a)(iii).

          "Regulation U" means Regulation U of the Board of Governors of the
           ------------
Federal Reserve System, as in effect from time to time.

          "REIT" has the meaning set forth in Section 4.15.
           ----

          "REIT Manager" means Security Capital (Atlantic) Incorporated, a
           ------------
Nevada corporation, and its successors, which has been merged into the New Manager.

          "Request to Extend" has the meaning set forth in Section 2.01(c).
           -----------------

          "Required Banks" means at any time Banks having at least 51% of the
           --------------
aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans.

          "Revolver Termination Date" means November 23, 1999 or any subsequent
           -------------------------
anniversary of the Closing Date to which the Revolver Termination Date has been extended pursuant to Section 2.01(c) or any prior anniversary to which the Revolver Termination Date has been advanced pursuant to Section 2.01(d), or, if any such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Revolver Termination Date shall be the next preceding Euro-Dollar Business Day.

          "Revolving Credit Period" means the period from and including the
           -----------------------
Closing Date to but excluding the Revolver Termination Date.

          "Secured Debt" means Debt of the Borrower and its Consolidated
           ------------
Subsidiaries secured by a Lien.

          "Stabilized" shall mean, with respect to any Real Property Asset, the
           ----------
earlier of (i) twelve (12) months after substantial completion of construction or development of any new construction or development Real Property Asset, and
(ii) the date on which the occupancy level is at least eighty-five percent
(85%).

          "S&P" means Standard & Poor's Ratings Services, a division of The
           ---
McGraw-Hill Companies, Inc., or any successor thereto.

          "Subsidiary" means any corporation or other entity of which securities
           ----------
or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

          "Swing Lender" means Morgan Guaranty Trust Company of New York, in its
           ------------
capacity as the Swing Lender under the Swing Loan Facility described in Section 2.01(a)(ii), and its successors in such capacity.

          "Swing Loan" means a Loan made by the Swing Lender pursuant to Section
           ----------
2.01(a)(ii).

          "Swing Loan Commitment" means $25,000,000 or if less, the aggregate
           ---------------------
amount of the Commitments.

          "Swing Loan Refund Amount" has the meaning set forth in Section
           ------------------------
2.01(a)(iii).

          "Temporary Cash Investment" means any Investment in (i) direct
           -------------------------
obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by S&P or P-1 by Moody's, (iii) demand and time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized or licensed under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $1,000,000,000, (iv) cash received in an exchange under Section 1031 of the Internal Revenue Code or (v) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above, provided in each
                                                              --------
case described in clauses (i) - (v) above that such Investment matures within one year from the date of acquisition thereof by the Borrower or a Subsidiary, or (vi) money market funds that invest primarily in Investments of the kind described in clauses (i) - (v) above.

            "Total Asset Value"  shall mean the sum of (a) the Borrower's
             -----------------
aggregate Net Operating Income (based on the immediately preceding calendar quarter and annualized, and adjusted to exclude the Net Operating Income from any Real Property Assets not owned for the full quarter and the Real Property Assets described in (iii) below) divided by eight and three-fourths percent (8.75%), plus (b) the total book value of (i) Real Property Assets acquired during the immediately preceding calendar quarter, (ii) land not yet being developed and (iii) land (and any improvements being constructed thereon) on which the construction of new income producing improvements has been commenced and is continuing and for up to six (6) months after completion of all im provements thereon, plus (c) the amount of any cash and cash equivalents, excluding tenant security and other restricted deposits, plus (d) the total book value of all of the Borrower's other assets not described in (a), (b) or (c) above, excluding intangibles and equity investments in joint ventures. Total Asset Value shall be calculated on a consolidated basis in accordance with GAAP.

          "Total Available Commitments" means, at any time of determination, the
           ---------------------------
least of (i) the maximum aggregate principal amount of Loans that could have been outstanding during the most recent preceding four quarters as to which a certificate has been delivered pursuant to Section 5.01(c) in order for the ratio of the sum of (x) the Unencumbered Asset Pool Value and (y) 50% of the aggregate book value of the Construction Assets which are multifamily residential property to Unsecured Debt outstanding as of the date of determination for such period to exceed 1.75:1 and the ratio of the aggregate amount of the Unencumbered Asset Pool Value to Unsecured Debt outstanding as of the date of determination to exceed 1.5:1, (ii) the aggregate amount of the Com-mitments at such time less the amount by which Interest Expense payable on Construction Assets and development activity exceeds EBITDA, if any, or (iii) $350,000,000 less the amount by which Interest Expense payable on Construction Assets and development activity exceeds EBITDA, if any. For purposes of clauses
(ii) and (iii) of this definition, Interest Expense shall be calculated based on what would be included in Interest Expense as defined herein other than the exclusion for capitalized interest relating to Construction Assets and development activity.

          "Unencumbered Asset Pool" means, as of any date, the Real Property
           -----------------------
Assets listed on Exhibit B attached hereto and made a part hereof, subject to
                 ---------
adjustment as set forth herein, each of which is 100% owned in fee (or leasehold in the case of assets listed as such on Exhibit B) by the Borrower or any
                                        ---------
Consolidated Subsidiary of the Borrower and each of which is not subject to any Lien, unless the same is being contested in good faith and the same is discharged, bonded or paid off within sixty (60) days of the filing of such Lien, together with all New Acquisitions or Real Property Assets, excluding the Homestead Investment, which have become part of the Unencumbered Asset Pool as of such date in accordance with Section 3.03 and excluding any Real Property Asset which has been released from the Unencumbered Asset Pool under this Agreement and the other Loan Documents as of such date in accordance with Sections 5.23 and 5.24 and all other terms of this Agreement.

          "Unencumbered Asset Pool Cash Flow" shall mean, as of any date of
           ---------------------------------
determination, Adjusted Net Operating Income but only with respect to the Unencumbered Asset Pool.

          "Unencumbered Asset Pool Value"  means, with respect to Real Property
           -----------------------------
Assets in the Unencumbered Asset Pool, for the period being measured, the lesser of (a) the aggregate Historical Value of such Real Property Assets; and (b) the sum of (i) for those Real Property Assets that (1) have been Stabilized for more than the preceding twelve calendar months or (2) have been Stabilized for one, two or three full preceding calendar quarters, the sum of the Net Operating Income for the preceding twelve months in the case of (1) and the Net Operating Income for the one, two or three preceding Stabilized calendar quarters, as annualized, in the case of (2) divided by nine and one-fourth percent (9.25%), plus (ii) the Historical Value of the remaining Real Property Assets, excluding Construction Assets.

          "Unfunded Liabilities" means, with respect to any Plan at any time,
           --------------------
the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

          "Unit Amount" means $200 for each period of twelve months (or a pro
           -----------
rata portion thereof for any shorter period).

          "Unsecured Debt" means Debt which is not secured by a Lien.
           --------------

          "Unsecured Interest Expense" means Interest Expense of the Borrower,
           --------------------------
its Consolidated Subsidiaries and Minority Holdings in connection with Unsecured Debt of such parties.

          "United States" means the United States of America, including the
           -------------
States and the District of Columbia, but excluding its territories and possessions.

          SECTION 1.02.  Accounting Terms and Determinations.  Unless otherwise
                         -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Borrower notifies the Agent that the Borrower
       --------
wishes to amend any covenant in Article V to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Borrower that the Required Banks wish to amend
Article V for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.

          SECTION 1.03.  Types of Borrowings.  The term "Borrowing" denotes the
                         -------------------             ---------
aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article II (or
a Swing Loan made solely by the Swing Lender) on the same date, all of which Loans are of the same type (subject to Article VIII) and, except in the case of Base Rate Loans, for the same Interest Periods. Borrowings are classified for purposes of this Agreement by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-
           ----
Dollar Loans) or by reference to the provisions of Article II under which participation therein is determined (i.e., a "Committed Borrowing" is a
                                     ----
Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section 2.03).


                                  ARTICLE II

                                  THE CREDITS


           SECTION 2.01.  Commitments to Lend.
                          -------------------

          (a)  During Revolving Credit Period.  (i) During the Revolving Credit
               ------------------------------
Period, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make Committed Loans to the Borrower pursuant to this Section from time to time in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding shall not exceed the amount of its Available Commitment. Each Borrowing under this Section 2.01
(a)(i) shall be in an aggregate principal amount of $1,000,000 or any larger multiple of $250,000 (except that any such Borrowing may be in the aggregate amount available) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section 2.01(a)(i), prepay Loans to the extent permitted by
Section 2.09, and reborrow at any time during the Revolving Credit Period under this subsection (a).

          (ii)  Swing Loans.  During the Revolving Credit Period, the Swing
                -----------
Lender agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section 2.01(a)(ii) from time to time in amounts such that (i) the aggregate principal amount of Swing Loans does not at any time exceed the Swing Loan Commitment, and (ii) the sum of the aggregate outstanding principal amount of the Committed Loans, Money Market Loans and Swing Loans at such time does not exceed the aggregate Available Commitments. Each Borrowing under this Section 2.01(a)(ii) shall be in an aggregate principal amount of

$1,000,000 or any larger multiple of $250,000 (except that any such Borrowing may be in the aggregate available amount of Swing Loans determined in accordance with the immediately preceding sentence). Within the foregoing limits, the Borrower may borrow under this Section 2.01(a)(ii), repay or, to the extent permitted by Section 2.11, prepay Swing Loans and reborrow at any time during the Revolving Credit Period under this Section 2.01(a)(ii).

          (iii)  Conversion of Swing Loans to Loans.  The Swing Lender shall, on
                 ----------------------------------
behalf of the Borrower (which hereby irrevocably directs the Swing Lender to act on its behalf), on notice given by the Swing Lender no later than 1:00 P.M. (New York City time), on the Domestic Business Day immediately following the funding of any Swing Loan, request each Bank to make, and each Bank hereby agrees to make, a Base Rate Loan, in an amount (with respect to each Bank, its "Swing Loan
                                                                      ----------
Refund Amount") equal to such Bank's ratable share of the aggregate Commitments
-------------
with respect to the aggregate principal amount of the Swing Loans (the "Refunded
                                                                        --------
Swing Loans") outstanding on the date of such notice, to repay the Swing Lender.
-----------
Unless any of the events described in clause (f) or (g) of Section 6.01 with respect to the Borrower shall have occurred and be continuing (in which case the procedures of Section 2.01(a)(iv) shall apply), each Bank shall make such Base Rate Loan available to the Agent at its address specified in or pursuant to
Section 9.01 in immediately available funds, not later than 1:00 P.M. (New York City time), on the Domestic Business Day immediately following the date of such notice. The Agent shall pay the proceeds of such Loans to the Swing Lender, which shall immediately apply such proceeds to repay Refunded Swing Loans. Effective on the day such Loans are made, the portion of the Swing Loans so paid shall no longer be outstanding as Swing Loans, shall no longer be due as Swing Loans under the Note held by the Swing Lender, and shall be due as Base Rate Loans under the respective Notes issued to the Banks (including the Swing Lender) in accordance with their ratable share of the aggregate Commitments. The Borrower authorizes the Swing Lender to charge the Borrower's accounts with the Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Loans to the extent amounts received from the Banks are not sufficient to repay in full such Re funded Swing Loans.

          (iv)  Purchase of Participations in Swing Loans. If, prior to the time
                -----------------------------------------
Loans would have otherwise been made pursuant to Section 2.01(a)(iii), one of the events described in clause (f) or (g) of Section 6.01 with respect to the Borrower shall have occurred and be continuing, each Bank shall, on the date such Loans were to have been made pursuant to the notice referred to in Section 2.01(a)(iii) (the "Refunding
                                                                 ---------
Date"), purchase an undivided participating interest in the Swing Loans in an
----
amount equal to such Bank's Swing Loan Refund Amount. On the Refunding Date, each Bank shall transfer to the Swing Lender, in immediately available funds, such Bank's Swing Loan Refund Amount, and upon receipt thereof the Swing Lender shall deliver to such Bank a Swing Loan participation certificate dated the date of the Swing Lender's receipt of such funds and in the Swing Loan Refund Amount of such Bank.

          (v)  Payments on Participated Swing Loans.  Whenever, at any time
               ------------------------------------
after the Swing Lender has received from any Bank such Bank's Swing Loan Refund Amount pursuant to Section 2.01(a)(iv), the Swing Lender receives any payment on account of the Swing Loans in which the Banks have purchased participations pursuant to Section 2.01(a)(iv), the Swing Lender will promptly distribute to each such Bank its ratable share (determined on the basis of the Swing Loan Refund Amounts of all of the Banks) of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however,
                                                           --------  -------
that in the event that such payment received by the Swing Lender is required to be returned, such Bank will return to the Swing Lender any portion thereof previously distributed to it by the Swing Lender.

          (vi)   Obligations to Refund or Purchase Participations in Swing
                 ---------------------------------------------------------
Loans Absolute. Each Bank's obligation to transfer the amount of a Loan to the
--------------
Swing Lender as provided in Section 2.01(a)(iii) or to purchase a participating interest pursuant to Section 2.01(a)(iv) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Bank, the Borrower or any other Person may have against the Swing Lender or any other Person, other than the Swing Lender's gross negligence or willful misconduct in connection with making any such Swing Loan, (ii) the occurrence or continuance of a Default or an Event of Default or the termination or reduction of the Commitments, (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person, (iv) any breach of this Agreement by the Borrower, any other Bank or any other Person, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (b)  After Revolving Credit Period.  If the Borrower has elected the
               -----------------------------
Conversion Option, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to maintain its Committed Loans outstanding on the

Conversion Date for a maximum term of three years; provided that the principal
                                                   --------
amount of such Bank's Committed Loans shall not exceed the principal amount of its Loans outstanding on the Conversion Date; and provided, further, that the
                                                  --------  -------
aggregate principal amount of such Bank's outstanding Committed Loans shall at no time exceed the amount of its Available Commitment. On and after the Conversion Date, amounts prepaid or required to be repaid pursuant to Article II shall not be reborrowed, and amounts repaid pursuant to Section 8.02 shall not be reborrowed except as provided therein.

          (c)  Extension of Revolver Termination Date.  The Borrower may request
               --------------------------------------
a one-year extension of the Revolver Termination Date then in effect by delivering a written request therefor to the Agent not more than sixteen months or less than fifteen months prior to such Revolver Termination Date (a
"Request to Extend").  The Agent shall notify the Banks of the receipt of such
 -----------------
request and each Bank shall give notice in writing to the Agent not less than fourteen months prior to the Revolver Termination Date of such Bank's acceptance or rejection of such request. If all the Banks shall have notified the Agent on or prior to the date which is fourteen months prior to the Revolver Termination Date that they accept such request, the Revolver Termination Date shall be extended for one year. If any Bank shall not have notified the Agent on or prior to the date which is fourteen months prior to the Revolver Termination Date that it accepts such request, the Revolver Termination Date shall not be extended. The Agent shall notify the Borrower whether the Request to Extend has been accepted or rejected as well as which Bank or Banks rejected the Borrower's Request to Extend (each such Bank a "Rejecting Bank").
                                     --------------

          Notwithstanding the preceding paragraph, within forty (40) days after notification from the Agent that the Request to Extend has been rejected (a "Notice of Rejection"), and provided that the aggregate amount of Commitments
 -------------------
of the Rejecting Banks do not exceed 20% of the total aggregate amount of Commitments then outstanding, the Borrower may by written notice to the Agent and any Rejecting Bank exercise either or a combination of the following options: (i) require any Rejecting Bank to assign all of its rights and obligations under this Agreement, the Notes and the other Loan Documents to any transferee selected by the Borrower and approved by the Agent (a "Transferee"),
                                                                  ----------
or (ii) prepay the entire amount of the outstanding Loan from each such Rejecting Bank, in which case each such Rejecting Bank's Commitment shall be $0, in each of clause (i) and (ii) pursuant to the terms and conditions set forth below. Notwithstanding the foregoing, however, in no event the aggregate of all Commitments of all Banks (including any

Transferee pursuant to clause (i) above) shall be less than $280,000,000.

          In the event the Borrower elects the option set forth in clause (i) above, the assignment shall occur pursuant to the terms of a Transfer
Supplement in substantially the form of Exhibit D hereto, effective no later
                                        ---------
than the fortieth (40th) day after the Borrower receives a Notice of Rejection from the Agent, and otherwise pursuant to Section 9.06(c) hereof. On such effective date the Transferee shall pay to such Rejecting Bank the principal amount outstanding of the Loans assigned to it by such Rejecting Bank, together with accrued interest thereon, as well as the accrued Commitment Fee with respect to the Commitment of such Rejecting Bank, and, if such effective date is not the last day of the Interest Period for each of the Loans being assigned, the Borrower shall reimburse to the Rejecting Bank the losses and expenses specified in Section 2.13. The Borrower shall also deliver to the Agent on such effective date (y) an executed copy of such Assignment and Assumption Agreement and (z) written confirmation from such Transferee that it accepts the Request to Extend, and, upon such receipt with respect to all Transferees, the Agent shall notify the Borrower that the Request to Extend has been accepted.

          (d)  Conversion Option.  If the Borrower delivers a Request to Extend
               -----------------
as provided in Section 2.01(c), any Bank shall not have notified the Agent on or prior to the date which is thirty (30) days prior to the Revolver Termination Date that it accepts such request, and such Bank has not been paid in full to the extent of its outstanding Commitment or replaced by a Transferee accepting such extension pursuant to Section 2.01(c), then not later than ten (10) days after the Agent has notified the Borrower that the Request to Extend has been rejected, if (x) no Default has then occurred and is continuing, provided that if the Agent shall have actual notice of such Default, it shall have provided notice thereof to the Borrower and (y) no Event of Default has then occurred and is continuing, the Borrower may notify the Agent that it elects both to terminate the Revolving Credit Period as of the Revolver Termination Date then in effect (the date of such termination being the "Conversion Date") and
                                                   ---------------
effective as of the Conversion Date to maintain its Loans then outstanding pursuant to Section 2.01(b) (the "Conversion Option").
                                  -----------------

          SECTION 2.02.  Notice of Committed Borrowing.  The Borrower shall give
                         -----------------------------
the Agent notice (a "Notice of Committed Borrowing") not later than 12:00 noon
                     -----------------------------
(New York City time) on (x) the Domestic Business Day before each Base Rate Borrowing, (y) the third Euro-Dollar Business Day before each

Euro-Dollar Borrowing and (z) the date of each Borrowing of a Swing Loan, specifying:

          (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or Swing Borrowing, or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

          (b)  the aggregate amount of such Borrowing,

          (c) whether the Loans comprising such Borrowing are to be initially Base Rate Loans, Swing Loans or Euro-Dollar Loans, provided that, all Swing Loans shall bear interest based on the Base Rate,

          (d) in the case of a Fixed Rate Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

          (e) if the proceeds of the Loans are to be used for working capital purposes, and if so, the Outstanding Working Capital Amount both immediately before and after such Borrowing.

          No more than four (4) Swing Loans may be borrowed during any calendar month.

          Notwithstanding the time frame set forth in clause (x) above, in the event that the Money Market Quotes submitted by the Banks pursuant to Section 2.03(c) below are, in the aggregate, in an amount less than the principal amount requested by the Borrower in the related Money Market Quote Request, then the Borrower shall be permitted to give the Lead Agent notice of its intent to make a Base Rate Borrowing, in the amount of the difference between accepted Money Market Quotes and the principal amount requested by Borrower in the related Money Market Quote Request, no later than 12:00 Noon (New York City time) on the date of such Borrowing.

          SECTION 2.03.  Money Market Borrowings.
                         -----------------------

              (a)   The Money Market Option. In addition to Committed Borrowings
                    -----------------------
pursuant to Section 2.01, the Borrower may, as set forth in this Section, request the Banks during the term of the Loans to make offers to make Money Market Loans to the Borrower, not to exceed, at such time, the lesser of (i) the Total Available Commitments and (ii) $175,000,000. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

          (b)  Money Market Quote Request.  When the Borrower wishes to request
               --------------------------
offers to make Money Market Loans under this Section, it shall transmit to the Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit E hereto so as to be received not later
                             ---------
than 10:30 A.M. (New York City time) on (x) the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

          (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

          (ii) the aggregate amount of such Borrowing, which shall be $20,000,000 or a larger multiple of $1,000,000,

          (iii) the duration of the Interest Period applicable thereto, subject to the applicable provisions of the definition of Interest Period,

          (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate, and

          (v) whether the Banks will be permitted to designate a Designated Lender to fund such Money Market Loans.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Borrower and the Agent may agree) of any other Money Market Quote Request.

          (c)  Invitation for Money Market Quotes.  Promptly upon receipt of a
               ----------------------------------
Money Market Quote Request, the Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit F hereto, which shall constitute an invitation by the Borrower
        ---------
to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

          (d)  Submission and Contents of Money Market Quotes.  (i)  Each Bank
               ----------------------------------------------
may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than (x) 10:00 A.M. (New York City time) on the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 10:00 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction; provided that Money Market Quotes submitted by the Agent (or any affiliate of
--------
the Agent or its Designated Lender) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than thirty (30) minutes prior to the applicable deadline for the other Banks. Subject to Articles III and VI, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower. If, and only if, the Borrower elected in the applicable Money Market Quote Request to permit the Banks to designate Designated Lenders to fund such Money Market Loans, such Money Market Loans may be funded by such Bank's Designated Lender (if any) as provided in Section 9.06(d), however such Bank shall not be required to specify in its Money Market Quote whether such Money Market Loans will be funded by such Designated Lender.

          (ii) Each Money Market Quote shall be in substantially the form of Exhibit G hereto and shall in any case specify:
---------

          (1)  the proposed date of Borrowing,

          (2) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $500,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

          (3) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin")
                                                    -------------------
     offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such applicable rate,

          (4) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "Money Market
                                                             ------------
     Absolute Rate") offered for each such Money Market Loan, and
     -------------

          (5)  the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

          (iii)  Any Money Market Quote shall be disregarded if it:

            (1)  is not substantially in conformity with Exhibit G hereto or
                                                         ---------
        does not specify all of the information required by subsection (d)(ii) above;

            (2)  contains qualifying, conditional or similar language;

            (3) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

            (4)  arrives after the time set forth in subsection (d)(i).

            (e)  Notice to Borrower.  The Agent shall promptly notify the
                 ------------------
Borrower (x) with respect to each Money Market Quote submitted in accordance with subsection (d), of the terms of such Money Market Quote and the identity of the Bank submitting such Money Market Quote and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money

Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

          (f)  Acceptance and Notice by Borrower. Not later than 11:00 a.m. (New
               ---------------------------------
York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction, the Borrower shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of
                                                                       ---------
Money Market Borrowing") shall specify the aggregate principal amount of offers
----------------------
for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part: provided that:
                                  --------
          1. the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

          2. the principal amount of each Money Market Borrowing must be $5,000,000 or a larger multiple of $500,000;

          3. acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be; and

          4. the Borrower may not accept any offer that is described in subsection (d)(3) or that otherwise fails to comply with the requirements of this Agreement.

          (g)  Allocation by Agent. If offers are made by two or more Banks with
               -------------------
the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in multiples of $100,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. The Agent shall promptly (and in any event within one (1) Domestic Business Day after such offers are accepted) notify the Borrower and each such Bank in writing of any such allocation of Money Market Loans. Determinations by the Agent of the allocation of Money Market Loans shall be conclusive in the absence of manifest error.

          (h)  Notification by Lead Agent. Upon receipt of the Borrower's Notice
               --------------------------
of Money Market Borrowing in accordance with Section 2.03(f) hereof, the Agent shall, on the date such Notice of Money Market Borrowing is received by the Agent, promptly notify each Bank of the principal amount of the Money Market Borrowing accepted by the Borrower and of such Bank's share (if any) of such Money Market Borrowing and such Notice of Money Market Borrowing shall not thereafter be revocable by the Borrower. Any Bank so notified shall fund such Money Market Borrowing at the times provided in Section 2.04(b). A Bank who is notified that it has been selected to make a Money Market Loan may designate its Designated Lender (if any) to fund such Money Market Loan on its behalf, as described in Section 9.06(d). Any Designated Lender which funds a Money Market Loan shall on and after the time of such funding become the obligee under such Money Market Loan and be entitled to receive payment thereof when due. No Bank shall be relieved of its obligation to fund a Money Market Loan, and no Designated Lender shall assume such obligation, prior to the time the applicable Money Market Loan is funded.

          (i) Notwithstanding anything to the contrary contained herein, each Bank shall be required to fund its pro rata share of Committed Loans in accordance with Section 2.1 hereof despite the fact that any Bank's Commitment may have been or may be exceeded as a result of such Bank's making of Money Market Loans.

          SECTION 2.04.  Notice to Banks; Funding of Loans.
                         ---------------------------------

          (a) Upon receipt of a Notice of Committed Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Committed Borrowing shall not thereafter be revocable by the Borrower.

          (b) Not later than 1:00 P.M. (New York City time) on the date of each Committed Borrowing (including, without limitation, each Swing Borrowing), each Bank (or, in the case of a Swing Loan, the Swing Lender) participating therein shall make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 9.01. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address not later than 1:00 P.M. (New York City time).

          (c) Unless the Agent shall have received notice from a Bank prior to the date of any Committed Borrowing that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.04 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.07 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

          SECTION 2.05.  Notes.
                         -----

          (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

          (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type, including Swing Loans, be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A-1
                                                                 -----------
hereto with respect to the Swing Lender and Exhibit A-2 hereto and with respect
                                            -----------
to any other Bank or Exhibit A-3 hereto with respect to any Designated Lender,
                     -----------
with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

          (c) Upon receipt of each Bank's Note pursuant to Section 3.01(a), the Agent shall forward such Note to such Bank. Each Bank shall record the date, amount and type of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the
                                                             --------
failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

          SECTION 2.06.  Method of Electing Interest Rates. (a) The Loans
                         ---------------------------------
included in each Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by all the Loans comprised in such Borrowing (subject in each case to the provisions of Article VIII and except for any Swing Loans), as follows:

               (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day;

               (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

          Each such election shall be made by delivering a notice (a "Notice of
                                                                      ---------
Interest Rate Election") to the Agent at least three Euro-Dollar Business Days
----------------------
before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be converted from Euro-Dollar Loans to Base Rate Loans or continued as Base-Rate Loans of the same type for an additional Interest Period, in which case such notice shall be delivered to the Agent at least three Domestic Business Days before such conversion or continuation is to be effective). Notwithstanding the foregoing, in the case of any conversion of a Euro-Dollar Loan to a Base Rate Loan, or the continuation of a Base Rate Loan, such notice need only be delivered to the Agent at least one Domestic Business Day before such conversion or continuation is to be effective. During the Revolving Credit Period a Notice of Interest Rate Election may, if it so specifies, divide the aggregate principal amount of the relevant Borrowing into two or more portions, each of which shall thereafter be deemed a "Borrowing"; provided that each such portion is allocated ratably among the Loans
--------
comprising such Borrowing and is at least $1,000,000 or any larger multiple of $250,000.

          (b)  Each Notice of Interest Rate Election shall specify:

               (i)   the Borrowing to which such notice applies;

               (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

               (iii) if the Loans comprising such Borrowing are to be converted, the new type of Loans and, if such Loans of a new type are Fixed Rate Loans, the duration of the next Interest Period applicable thereto; and

               (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period,

and, if requested by the Agent, shall be accompanied by a certificate of the Borrower satisfactory to the Agent showing the calculation of Total Available Commitments as of the commencement of such Interest Period.

          Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

               (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter by revocable by the Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Agent for any Borrowing consisting of Fixed Rate Loans, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

          SECTION 2.07.  Interest Rates.
                         --------------

               (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Loans for such day. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of or interest on any Base

Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of four percent (4%) plus the rate otherwise applicable to Base Rate Loans for such day.

               (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin for Euro-Dollar Loans for such day plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

          The "Adjusted London Interbank Offered Rate" applicable to any
               --------------------------------------
Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

          The "London Interbank Offered Rate" applicable to any Interest Period
               -----------------------------
means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to the Euro-Dollar Reference Bank in the London interbank market at approximately 11:00 a.m. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of the Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

          "Euro-Dollar Reserve Percentage" means for any day that percentage
           ------------------------------
(expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Euro-currency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

          (c) Subject to Section 8.01, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(c) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with
Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than ninety days, at intervals of ninety days after the first day thereof.

          (d) Any overdue principal of or interest on any Euro-Dollar Loan or Money Market Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of four per cent (4%) plus the rate applicable to Base Rate Loans for such day.

          (e) Each Swing Loan shall bear interest on the outstanding principal amount thereof, and in the case of any amount of overdue Swing Loan, overdue interest thereon at a rate per annum for each day equal to the sum of four percent (4%) plus the rate applicable to Base Rate Loans for such day.

          (f) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (g) Each Euro-Dollar Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated by this Section. If any Euro-Dollar Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Euro-Dollar Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

          SECTION 2.08.  Fees.
                         ----

          (a)  Facility Fee.  The Borrower shall pay to the Lead Agent for the
               ------------
account of the Banks ratably in proportion to their respective Commitments a facility fee accruing at a rate per annum equal to the applicable Facility Fee Percentage from time to time in effect on the amount of the Commitments, such fee being payable quarterly in arrears. The Facility Fee shall be payable in arrears on each January 1, April 1, July 1 and October 1 during the Term.

          (b)  Extension Fee. Within one week of the notification by the Agent
               -------------
to the Borrower that a Request to Extend has been accepted pursuant to Section 2.01(c), the Borrower shall pay to the Agent for the account of the Banks ratably in proportion to their Commitments an extension fee of .10% of the Commitments.

          (c)  Conversion Fee. On the date that pursuant to Section 2.01(d) the
               --------------
Borrower notifies the Agent of its election of the Conversion Option, the Borrower shall pay to the Agent for the account of the Banks ratably in proportion to their Commitments of the then outstanding principal balance of the Loans a conversion fee of .15% of the Commitments that will be outstanding as of the Conversion Date.

          (d)  Fees Non-Refundable. All fees set forth in this Section 2.08
               -------------------
shall be deemed to have been earned on the date payment is due in accordance with the provisions hereof and shall be non-refundable. The obligation of the Borrower to pay such fees in accordance with the provisions hereof shall be binding upon the Borrower and shall inure to the benefit of the Agent and the Banks regardless of whether any Loans are actually made.

          SECTION 2.09.  Optional Termination or Reduction of Commitments.
                         ------------------------------------------------
During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days' notice to the Agent prior to the end of any Interest Period, (i) terminate the Commitments at any time, if no Loans or Swing Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $1,000,000 or any larger multiple of $250,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans and the Swing Loans.

          SECTION 2.10.  Maturity; Mandatory Termination or Reduction of
                         -----------------------------------------------
Commitments.
-----------

          (a) The Commitments and Swing Commitment shall terminate on the Revolver Termination Date or, if pursuant to Section 2.01(d) the Borrower has exercised the Conversion Option, except with respect to the Swing Loans, on the third anniversary of the Conversion Date, and any Loans then out-standing (together with accrued interest thereon) shall mature and be due and payable on such date.

          (b) On any date on or after the Conversion Date on which the Commitment of any Bank shall be greater than the principal amount of the Loan or Loans or Swing Loans of such Bank outstanding on such date (after giving effect to any repayment, prepayment and borrowing on such date), the Commitment of such Bank shall be automatically reduced to an amount equal to such outstanding principal amount.

          (c) The Commitment of each Bank shall be further reduced, on (x) each of the first five Commitment Reduction Dates, by an amount equal to fifteen percent (15%) of the amount of such Bank's Commitment in effect on the Conversion Date (after giving effect to any reduction pursuant to subsection (e) on such date), and (y) the sixth Commitment Reduction Date, by an amount equal to twenty-five percent (25%) of the amount of such Bank's Commitment in effect on the Conversion Date (after giving effect to any reduction pursuant to subsection (e) on such date). No reduction of any Commitment pursuant to subsection (c), (d) or (e) shall reduce the amount of any subsequent mandatory reduction of such Commitment pursuant to this subsection (f).

          (d) On each date of reduction of any Commitment, the Borrower shall repay such principal amount (together with accrued interest thereon) of each Bank's outstanding Loans or Swing Loans, if any, as may be necessary so that after such repayment the aggregate outstanding principal amount of such Bank's Loans or Swing Loans does not exceed the amount of such Bank's Available Commitment as then reduced. In connection with the prepayment of a Euro-Dollar Loan prior to the maturity thereof, the Borrower shall also pay any applicable expenses pursuant to Section 2.13.

          (e) If at any time the Borrower or any Consolidated Subsidiary sells, transfers, assigns or conveys any Real Property Asset which shall cause the Borrower to fail to be in compliance with any covenant contained in Article V hereof, the Borrower shall pay to the Agent, for the account of the Banks, within ten (10) days of the date such Real Property Asset is sold, transferred, assigned or conveyed, an amount such that the Borrower subsequent to such payment shall be in compliance with the covenants contained in Article V hereof. Borrower shall make such prepayment together with interest accrued to the date of the prepayment on the principal amount prepaid. In connection with the prepayment of a Euro-Dollar Loan prior to the maturity thereof, the Borrower shall also pay any applicable expenses pursuant to Section 2.12. Each such prepayment shall be applied to prepay ratably the Loans of the Banks. As used in this Section 2.09(e) only, the phrase "sells, transfers, assigns or conveys" shall not include (i) sales or conveyances among Borrower and any wholly-owned Subsidiaries, or (ii) mortgages secured by Real Property Assets.

          (f) If at any time the Borrower or any Consolidated Subsidiary shall issue shares of capital stock or other equity interest, the Borrower shall pay to the Agent, for the account of the Banks, within ten (10) days after the date of such issuance, an amount equal to the Net Offering Proceeds of such issuance less any such proceeds which shall be used to make any Permitted Investment which occurs within ten (10) days after the date of such issuance of shares of capital stock or other equity interest. The Borrower shall make such prepayment together with interest accrued to the date of the prepayment on the principal amount prepaid. In connection with the prepayment of a Euro-Dollar Loan prior to the maturity thereof, the Borrower shall also pay any applicable expenses pursuant to Section 2.12. Each such prepayment shall be applied to prepay ratably the Loans of the Banks.

          SECTION 2.11.  Optional Prepayments.
                         --------------------

          (a) The Borrower may, upon at least one (1) Domestic Business Days' notice to the Agent, prepay any Base Rate Borrowing or Swing Loan in whole at any time or from time to time in part in amounts aggregating $1,000,000 or any larger multiple of $250,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

          (b) The Borrower may, upon at least three Euro-Dollar Business Days' notice to the Agent, in case of a Borrowing comprised of Euro-Dollar Loans, prepay the Loans comprising such Borrowing, on the last day of any Interest Period applicable to such Borrowing, in whole at any time, or from time to time in part in amounts aggregating $1,000,000 or any larger multiple of $250,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

          (c) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

          (d) Notwithstanding anything contained herein to the contrary, the Borrower may not prepay any Money Market Loan.

          SECTION 2.12.  General Provisions as to Payments.
                         ---------------------------------

          (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section
9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. If and to the extent that the Agent shall receive any such payment for the account of the Banks on or before 12:00 Noon (New York City time) on any Domestic Business Day, and Agent shall not have distributed to any Bank its applicable share of such payment on such Domestic Business Day, Agent shall distribute such amount to such Bank together with interest thereon, for each day from the date such amount should have been distributed to such Bank until the date Agent distributes such amount to such Bank, at the Federal Funds Rate. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

          SECTION 2.13.  Funding Losses.  If the Borrower makes any payment of
                         --------------
principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted to a Base Rate Loan (pursuant to this Article II or Article VI or VIII or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to
Section 2.07(c), or if the Borrower fails to borrow or prepay any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.04(a) or 2.11(c), the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow or prepay; provided that such Bank shall have
                                           --------
delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be prima facie evidence of the matters certified therein.

          SECTION 2.14.  Computation of Interest and Fees. Interest based on the
                         --------------------------------
Base Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day if and only if such payment is made in accordance with the provisions of the first sentence of
Section 2.12(a)).


                                  ARTICLE III

                                  CONDITIONS


          SECTION 3.01.  Conditions Precedent to Effectiveness of Agreement.
                         ---------------------------------------------------
The Closing as contemplated hereunder shall occur upon receipt by the Agent of the following documents, each dated as of the Closing Date (or dated as otherwise provided below) or a date otherwise satisfactory to the Agent and in each case satisfactory in form and substance to the Agent:

               (1) a duly executed Note for the account of each Bank, complying with the provisions of Section 2.05;

               (2)  a duly executed copy of this Agreement;

               (3) an opinion of Mayer, Brown & Platt, counsel for the Borrower, satisfactory to the Agent;

          (4) all documents the Agent may reasonably request relating to the existence of the Borrower, the authority for and the validity of this Agreement and the other Loan Documents, and any other matters relevant hereto, all inform and substance reasonably satisfactory to the Agent. Such documentation shall include, without limitation, the articles of incorporation and by-laws of the Borrower, as amended, modified or supplemented to the Closing Date, each certified to be true, correct and complete by a senior officer of the Borrower, as of a date not more than ten (10) days prior to the Closing Date, together with a good standing certificate from the Secretary of State (or the equivalent thereof) of Maryland and a good standing certificate from the Secretary of State (or the equivalent thereof) from the Secretary of State (or the equivalent thereof) of each other State in which the Borrower is required to be qualified to transact business, each to be dated not more than ten (10) days prior to the Closing Date;

          (5) all certificates, agreements and other documents and papers referred to in this Section 3.01 and Section 3.02, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Agent in its sole discretion;

          (6) the Borrower shall have taken all actions required to authorize the execution and delivery of this Agreement and the other Loan Documents and the performance thereof by the Borrower;

          (7) an unaudited consolidated balance sheet and income statement of the Borrower for the fiscal quarter ended September 30, 1997;

          (8) wire transfer instructions in connection with any Loans to be made on the Closing Date;

all fees due and payable pursuant to Section 2.08 hereof on or before the Closing Date;

          (9) copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower, and the validity and enforceability, of the Loan Documents, or in connection with any of the transactions contemplated thereby, and such consents, licenses and approvals shall be in full force and effect;

          (10) satisfactory reports of Uniform Commercial Code filing searches conducted by a search firm acceptable to the Agent with respect to the Borrower, such searches to be conducted in each of the locations specified by the Agent;

          (11) no material defaults or events of default (as defined therein) shall exist under any existing agreement entered into by Borrower in connection with any Debt of Borrower;

          (12) the representations and warranties of the Borrower contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date both before and after giving effect to the making of any Loans;

          (13) to the extent not previously delivered, certificates of insurance with respect to the Unencumbered Asset Pool demonstrating the coverages required under this Agreement; and

          (14) a certificate of the chief financial officer or the chief accounting officer of the Borrower certifying that the Borrower is in compliance with all covenants of the Borrower contained in this Agreement, including, without limitation, the requirements of Section 5.07 through 5.19, inclusive, as of the Closing Date.

The Agent shall promptly notify the Borrower and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

          SECTION 3.02.  Borrowings. The obligation of any Bank to make a Loan,
                         ----------
other than a Refunding Swing Loan, on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

          (a) receipt by the Agent of an appropriate Notice of Borrowing as required by Section 2.02 or 2.03;

          (b) if requested by the Agent or the Required Banks, receipt by the Agent of a certificate of the Borrower satisfactory to the Agent showing the calculation of Total Available Commitments as of the date of such Borrowing;

          (c) the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Committed Loans and Swing Loans will not exceed the amount of the Total Available Commitments;

          (d) the fact that, immediately before and after such Borrowing, no Default or Event of Default shall have occurred and be continuing;

          (e) the fact that the representations and warranties of the Borrower contained in this Agreement and any other Loan Document (except those that relate specifically to an earlier date) shall be true in all material respects on and as of the date of such Borrowing;

          (f) there shall not be more than twelve (12) Borrowings (including Swing Loans) outstanding at any time;

          (g) receipt by the Agent of a certificate of the Borrower satisfactory to the Agent showing the calculation of the aggregate Borrowings hereunder (determined on a cumulative basis);

          (h) no law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which does or, with respect to any threatened litigation, seeks to enjoin, prohibit or restrain, the making or repayment of the Loans, or any participations therein or the consummation of the transactions contemplated hereby; and

          (i) no event, act or condition shall have occurred after the Closing Date which, in the reasonable judgment of the Agent or the Required Banks, as the case may be, has had or is likely to have a Material Adverse Effect.

          Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses (b), (c), (d), (e), (h) and (i) of this Section.

     SECTION 3.03.  Conditions Precedent to New Acquisitions and Additional Real
                    ------------------------------------------------------------
Property Assets.
---------------

          (a) All New Acquisitions or Real Property Assets to be added to the Unencumbered Asset Pool shall be approved by the Required Banks; provided, that if Borrower shall have received an Investment Grade Rating from both S&P and Moody's, and for so long as Borrower shall maintain both such Investment Grade Ratings, no such approval shall be required to include any New Acquisition or Real Property Asset in the Unencumbered Asset Pool, which is (i) 100% owned in fee or leasehold by Borrower or any Consolidated Subsidiary of Borrower, (ii) not subject (nor is any equity interest therein subject) to any Lien, negative pledge, stock pledge or pledge of partnership interest and (iii) in compliance with the provisions of Section 5.19 hereof.

          (b) If Borrower shall not have received or shall not maintain an Investment Grade Rating from both S&P and Moody's, Borrower shall submit to the Agent and the Banks as provided in subsection (c) below the materials set forth below (the "Due Diligence Package") relating to each potential New Acquisition
            ---------------------
or Real Property Asset to be added to
the Unencumbered Asset Pool. The Due Diligence Package shall include (i) a description of the Real Property Asset or New Acquisition, (ii) two years of historical cash flow operating statements, if available, (iii) three years of cash flow projections (including capital expenditures), if available, (iv) an environmental report in compliance with Section 3.01(p), (v) a satisfactory engineer's property/ structural inspection report (other than Construction Assets), (vi) evidence of compliance with zoning and other local laws, (vii) a final investment memorandum prepared by the Borrower in connection with the New Acquisition or Real Property Asset and (viii) such additional information regarding the Real Property Asset or New Acquisition as the Agent may reasonably request. The Borrower shall permit the Agent at all reasonable times and upon reasonable prior notice to make an inspection of such New Acquisition or Real Property Asset.

          (c) If Borrower shall not have received or shall not maintain an Investment Grade Rating from both S&P and Moody's, the Borrower shall distribute a copy of each item constituting the Due Diligence Package by overnight mail to each of the Banks for their review and approval. Failure to respond to the Agent in writing by any Bank within ten (10) Domestic Business Days after receipt of the Due Diligence Package, shall be deemed to be an approval by such Bank of such potential New Acquisition or Real Property Asset.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants that:

          SECTION 4.01.  Corporate Existence and Power.  The Borrower is a
                         -----------------------------
corporation duly incorporated, validly existing and in good standing under the laws of Maryland, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          SECTION 4.02.  Corporate and Governmental Authorization; No
                         --------------------------------------------
Contravention. The execution, delivery and performance by the Borrower of each
-------------
Loan Document to which it is or will be a party are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation, or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, in-junction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except as contemplated by the Loan Documents.

          SECTION 4.03.  Binding Effect.  Each Loan Document constitutes, or
                         --------------
when duly executed and delivered will constitute a valid and binding obligation of the Borrower.

          SECTION 4.04.  Financial Information.
                         ---------------------

     (a) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of September 30, 1997 and the related unaudited consolidated statement of earnings and statement of cash flows for the three months then ended, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three month period.

          (b) Since September 30, 1997 there has been no material adverse change in the business, operations, properties, assets or financial condition of the Borrower and its Consolidated Subsidiaries, taken as a whole.

          SECTION 4.05.  Litigation.  There is no action, suit or proceeding
                         ----------
pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect.

          SECTION 4.06.  Compliance with ERISA.  Each member of the ERISA Group
                         ---------------------
has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under
Section 4007 of ERISA.

          SECTION 4.07.  Environmental Matters.  Except as indicated in the
                         ---------------------
environmental reports previously delivered to the Agent, (i) the Borrower and each Subsidiary (x) is in compliance with all applicable Environmental Laws, except to the extent non-compliance would not have a Material Adverse Effect,
(y) has all material permits, licenses, approvals, rulings, variances, exemptions or other authorizations under applicable Environmental Laws to operate each Real Property Asset as presently conducted or as reasonably anticipated to be conducted, (z) has received no written communication, from a governmental authority, alleging that the Borrower or any such Subsidiary is not in full compliance with all Environmental Laws, and there are no events or circumstances, to the Borrower's or any Subsidiary's knowledge, that may prevent or interfere with such full compliance in the future, except to the extent non-compliance would not have a Material Adverse Effect, (ii) there is no Environmental Claim pending or, to the Borrower's or any such Subsidiary's knowledge, threatened against the Borrower or any such Subsidiary, (iii) to the Borrower's or any such Subsidiary's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents including, without limitation, the release, emission, discharge or disposal of any Hazardous Substances, that could form the basis of any Environmental Claim against the Borrower or any such Subsidiary, (iv) to the Borrower's or any such Subsidiary's knowledge, without in any way limiting the generality of the foregoing (A) there are no sites on any Real Property Asset in which the Borrower or any such Subsidiary, has stored (except in full compliance with Environmental Laws), disposed or arranged for the disposal of any Hazardous Substances, (B) there are no underground storage tanks located on any Real Property Asset, other than propane tanks, (C) there is no asbestos contained in or forming a part of any improvement on any Real Property Asset, other than non-friable materials that are the subject of an operations and maintenance program, and (D) no polychlorinated biphenyls (PCBs) are used or stored on any Real Property Asset, other than transformers owned by utility companies.

          SECTION 4.08.  Taxes.  The Borrower and its Subsidiaries have filed
                         -----
all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary, except if such assessment is being contested in good faith by appropriate proceedings and adequate reserves have been established with respect thereto. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

          SECTION 4.09.  Subsidiaries.  Each of the Borrower's corporate
                         ------------
Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, each of the Borrower's partnership Subsidiaries is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and each such entity has all corporate or partnership powers, as applicable, and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          SECTION 4.10.  Investments.  Neither the Borrower nor any Consolidated
                         -----------
Subsidiary has any Investment in any Person other than Investments specified in clauses (i), (ii), (iii) and (iv) of Section 5.20.

          SECTION 4.11.  Not an Investment Company.  Neither the Borrower nor
                         -------------------------
any Subsidiary or Affiliate of the Borrower is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 4.12.  Full Disclosure.  All information heretofore furnished
                         ---------------
by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Bank will be, true and accurate, taken as a whole, in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts which materially and adversely affect or may so affect (to the extent the Borrower can now reasonably foresee) the business, operations, properties, assets or financial condition of the Borrower and its Consolidated Subsidiaries, taken as a whole, or the value of any Real Property Asset, or the ability of the Borrower to perform its obligations under any Loan Document.

          SECTION 4.13.  Relationship of Borrower and Its Affiliates.  The
                         -------------------------------------------
Borrower is an Affiliate of Group and is controlled by Group. At the date hereof, at least 45% of each class of Equity Interests of the Borrower is owned beneficially by Group.

          SECTION 4.14.  Contracts.  Except as indicated on Schedule 4.14 or has
                         ---------
been previously delivered to the Agent in connection with the Existing Credit Agreement, there are no material leasing, asset management, property management or advisory contracts in connection with the Real Property

Assets. All contracts in connection with the operation of the Real Property Assets (other than the Investor Agreement between Group and the Borrower) are
(i) to the Borrower's knowledge, market rate contracts with third parties on customary terms for similar contracts and (ii) in each case (except for contracts set forth on Schedule 4.14) terminable by the Borrower on no more than 30 days' notice.

          SECTION 4.15.  Qualification as a REIT.  The Borrower qualifies, and
                         -----------------------
intends to maintain its status, as a "real estate investment trust" for purposes of the Internal Revenue Code (a "REIT").
                                 ----

          SECTION 4.16.  No Plan Assets.  The Borrower does not hold "plan
                         --------------
assets" within the meaning of Section 2510.3-101 of the Regulations of the Department of Labor.

           SECTION 4.17. Subsidiary Debt.  No Subsidiary has any Debt
                         ---------------
outstanding other than Debt permitted under Section 5.26.

          The Borrower shall also be deemed to represent and warrant that as of the first day of each Interest Period of each Borrowing (x) the aggregate outstanding principal amount of the Loans does not exceed the amount of the Total Available Commitments, (y) no Default has occurred and is continuing and
(z) the representations and warranties of the Borrower contained in this Agreement and any other Loan Document (except (i) the representations and warranties set forth in Section 4.05 as to any matter which has theretofore been disclosed in writing by the Borrower to the Banks, (ii) the representation and warranty set forth in Section 4.14 to the extent such contracts are otherwise permitted by this Agreement and (iii) the representation and warranty set forth in Section 4.07 to the extent a breach thereof would by virtue of the proviso to
Section 6.01(c) not give rise to an Event of Default pursuant to Section 5.34) are true in all material respects on and as of such day.

          SECTION 4.18. Ownership of Property. Schedule 4.18 attached hereto and
                        ---------------------  -------------
made a part hereof sets forth all the real property owned or leased by the Borrower and Persons in which the Borrower, directly or indirectly, owns an interest as of the Closing Date. As of the Closing Date, Borrower and such Persons have good and insurable fee simple title (or leasehold title if so designated on Schedule 4.18) to all of such real property, subject to customary
              -------------
encumbrances and liens as of the date of this Agreement. As of the date of this Agreement, there are no mortgages, deeds of trust, indentures, debt instruments or other agreements creating a Lien against any of the Real Property Assets except as disclosed on Schedule 4.18.
                       -------------

                                   ARTICLE V

                                   COVENANTS


          The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note or hereunder remains unpaid:

           SECTION 5.01.  Information.  The Borrower will deliver to each of the
                          -----------
Banks:

          (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statement of earnings and statement of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on (in a manner acceptable to the Securities and Exchange Commission, if the Borrower is required to file reports with the Securities and Exchange Commission), by Arthur Andersen & Co., Coopers & Lybrand, Deloitte & Touche, Ernst & Young LLP, KPMG Peat Marwick, Price Waterhouse or Kenneth Leventhal & Co.;

          (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statement of earnings and statement of cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in the case of such financial statements in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end or audit adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the controller of the Borrower;

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.07 through 5.19 on the last day of the preceding quarter; (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and (iii) certifying (x) that such financial statements fairly present the financial condition and the results of operations of the Borrower on the dates and for the periods indicated, on the basis of GAAP, with respect to the Borrower subject, in the case of interim financial statements, to normally recurring year-end adjustments, and (y) that such officer has reviewed the terms of the Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the Borrower during the period beginning on the date through which the last such review was made pursuant to this Section 5.01(c) (or, in the case of the first certification pursuant to this Section 5.01(c), the Closing Date) and ending on a date not more than ten (10) Domestic Business Days prior to the date of such delivery and that (1) on the basis of such financial statements and such review of the Loan Documents, no Event of Default existed under Section 6.01(b) with respect to Sections 5.07 through 5.19, inclusive, at or as of the date of said financial statements, and (2) on the basis of such review of the Loan Documents and the business and condition of the Borrower, no Default or Event of Default under any other provision of Section 6.01 occurred or, if any such Default or Event of Default has occurred, specifying the nature and extent thereof and, if continuing, the action the Borrower proposes to take in respect thereof. Such certificate shall, set forth the calculations required to establish the matters described in clause (1) above;

          (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements (i) whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements and (ii) confirming the calculations set forth in the most recent officer's certificate delivered pursuant to clause (c) above;

          (e) within five days after any executive officer of the Borrower (including without limitation any member of the board of directors, any managing director, any senior vice president, the secretary or the controller) obtains knowledge of any Default, if such Default is then continuing, a certificate of the controller of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (f) within five days after any executive officer of the Borrower (including without limitation any member of the board of directors, any managing director, any senior vice president, the secretary or the controller) obtains knowledge of any Environmental Claim against the Borrower or any Subsidiary, a certificate of the controller of the Borrower setting forth the details thereof and the action which such Person is taking or proposes to take with respect thereto;

          (g) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (h) promptly upon the filing thereof, if any, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

          (i) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the controller of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

     (j)  simultaneously with delivery of the certificate required pursuant to
Section 5.01(c), an updated Schedule 4.18, certified by the chief financial or accounting officer or any senior vice president or vice president of the Borrower as true, correct and complete as of the date such updated schedules are delivered;

     (k) within fifteen (15) days after filing of the annual income tax return with the Internal Revenue Service, a certificate of the chief financial or accounting officer of Borrower certifying that Borrower is properly classified and continues to qualify as a real estate investment trust under the Internal Revenue Code and has taken all actions consistent with maintaining such status; and

     (l) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

          SECTION 5.02.  Payment of Obligations. The Borrower will pay and
                         ----------------------
discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities, including, without limitation, any obligation pursuant to any agreement by which it or any of its properties, or any Subsidiary or any of its Subsidiaries' properties, may be bound and any tax liabilities, impositions, assessments, and public charges of every character, except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

          SECTION 5.03.  Maintenance of Property; Insurance.
                         ----------------------------------

          (a) The Borrower will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good order and condition, ordinary wear and tear excepted.

     (b) The Borrower shall or shall cause the Subsidiaries to maintain "all risk" insurance covering 100% replacement cost of its real property assets with insurers having an A.M. Best policyholder's rating of not less than A- and financial size category of not less than X which insurance shall in any event not provide for materially less coverage than the insurance in effect on the Closing Date. The Borrower will deliver to the Banks (i) upon request of any Bank through the Agent from time to time full information as to the insurance carried, (ii) within five days of receipt of notice from any insurer a copy of any notice of cancellation or material change in coverage from that existing on the date of this Agreement and (iii) forthwith, notice of any cancellation or nonrenewal of coverage by the Borrower.

          SECTION 5.04.  Conduct of Business and Maintenance of Existence.  The
                         ------------------------------------------------
Borrower will (x) continue to engage in business of the same general type as now conducted by the Borrower, and will preserve, renew and keep in full force and effect its corporate existence and its rights, privileges and franchises necessary or desirable in the normal conduct of business and (y) except to the extent that a failure to do so would not have a Material Adverse Effect, cause each Subsidiary to engage in business of the same general type as now conducted by the Borrower and its Subsidiaries, and preserve, renew and keep in full force and effect their respective corporate or partnership existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section 5.04 shall
                            --------
prohibit (i) the merger of a Subsidiary into the Borrower or the merger or consolidation of a Subsidiary with or into another Person if the corporation surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing,
(ii) the termination of the corporate existence of any Subsidiary if the Borrower in good faith determines that such termination is in the best interest of the Borrower and is not materially disadvantageous to the Banks, or (iii) the Homestead Investment.

          SECTION 5.05.  Compliance with Laws. The Borrower will comply, and
                         --------------------
cause each Subsidiary to comply, with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws, land use laws, all zoning and building codes with respect to the Real Property Assets and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and except to the extent non-compliance would not have a Material Adverse Effect.

          SECTION 5.06.  Inspection of Property, Books and Records. The Borrower
                         -----------------------------------------
will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense and risk to visit and inspect any of their respective properties, including without limitation the Real Property Assets, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times, upon reasonable prior notice and as often as may reasonably be desired.

          SECTION 5.07.  Debt to Consolidated Tangible Net Worth. As of the last
                         ---------------------------------------
day of each calendar quarter, the ratio as of the date of determination of (i) the sum of (x) the aggregate Debt of the Borrower and its Consolidated Subsidiaries and (y) the Borrower's pro rata share of the Debt of any Subsidiaries of the Borrower which are not Consolidated Subsidiaries, at the time of determination, to (ii) Consolidated Tangible Net Worth of the Borrower and its Consolidated Subsidiaries will be equal to or less than 1.0:1.

          SECTION 5.08.  EBITDA to Interest Expense Coverage. As of the last day
                         -----------------------------------
of each calendar quarter, the ratio of EBITDA to Combined Interest Expense will not, for the previous four (4) consecutive quarters including the quarter then ended, be less than 2.0:l.

          SECTION 5.09.  Adjusted EBITDA to Debt Service Coverage. As of the
                         ----------------------------------------
last day of each calendar quarter, the ratio of (x) Adjusted EBITDA to (y) Combined Debt Service for the previous four (4) consecutive quarters including the quarter then ended, will not be less than 1.4:1.

          SECTION 5.10.  Unencumbered Cash Flow. If Borrower shall not have an
                         ----------------------
Investment Grade Rating from both S&P and Moody's, as of the last day of each calendar quarter, the ratio of (x) Unencumbered Asset Pool Cash Flow to (y) Unsecured Interest Expense for the previous four (4) consecutive quarters including the quarter then ended, will not be less than 1.75:1.

          SECTION 5.11.  Unencumbered Asset Pool Value. (a) At no time shall the
                         -----------------------------
ratio, calculated on a quarterly basis by the Borrower as of the last day of each calendar quarter, of the sum of (i) the Unencumbered Asset Pool Value and
(ii) 50% of the aggregate book value of the Construction Assets which are multifamily residential property, as of the date of determination, to the aggregate amount of Unsecured Debt outstanding as of the date of determination, be less than 1.75:1.

          (b) At no time shall the ratio, calculated on a quarterly basis by the Borrower as of the last day of each calendar quarter, of the Unencumbered Asset Pool Value to the aggregate amount of Unsecured Debt outstanding as of the date of determination, be less than 1.5:1.

          SECTION 5.12.  Minimum Consolidated Tangible Net Worth. Consolidated
                         ---------------------------------------
Tangible Net Worth will at no time be less than the sum of (x) $500,000,000 and
(y) seventy-five percent (75%) of all Net Offering Proceeds received by Borrower after the date hereof, but less seventy-five percent (75%) of the cost of any repurchases of any shares or other equity interests in Borrower.

          SECTION 5.13.  Secured Debt Ratio. Secured Debt of the Borrower and
                         ------------------
its Consolidated Subsidiaries shall at no time exceed forty (40%) percent of Gross Asset Value.

          SECTION 5.14.  Debt to Total Asset Value Ratio. After the Conversion
                         -------------------------------
Date, at no time shall the ratio, calculated on a quarterly basis by the Borrower as of the last day of each calendar quarter, of the aggregate amount of Debt of the Borrower and its Consolidated Subsidiaries outstanding as of the date of determination, to Total Asset Value exceed fifty-five percent (55%) during the first year after the Conversion Date, if any, and fifty percent (50%) thereafter.

          SECTION 5.15.  Investments in Unimproved Real Property. The aggregate
                         ---------------------------------------
amount of the investments of the Borrower and its Consolidated Subsidiaries in unimproved real property, excluding Construction Assets, will at no time exceed 10% of Gross Asset Value.

          SECTION 5.16.  Minority Holdings. The value of the Borrower's Minority
                         -----------------
Holdings, exclusive of the Homestead Investment, shall at no time exceed ten (10%) percent of Gross Asset Value.

          SECTION 5.17.  Joint Ventures. The value of the Borrower's interest
                         --------------
in any joint ventures, whether consolidated or unconsolidated, shall at no time exceed ten (10%) percent of Gross Asset Value.

          SECTION 5.18.  Restricted Payments. The Borrower will not make any
                         -------------------
Restricted Payment during any of its fiscal quarters which, when added to all Restricted Payments made during the three immediately preceding fiscal quarters, exceeds 95% of the Funds From Operations during its four fiscal quarters then most recently ended; provided that the foregoing shall not prohibit the Borrower
                     --------
from making the minimum amount of Restricted Payments required to be made in order for the Borrower to comply with the provisions of Section 5.32. For purposes of this provision "Restricted Payment" means (i) any dividend or other
                            ------------------
distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock or in rights to subscribe for or purchase shares of its capital stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Bor rower's capital stock or (b) any option, warrant or other right to acquire shares of the Borrower's capital stock.

          SECTION 5.19.  Certain Requirements for the Unencumbered Asset Pool.
                         -----------------------------------------------------

                (a) At all times, (i) the Real Property Assets in the Unencumbered Asset Pool shall be on average during any consecutive twelve-month period at least 85% leased to tenants and (ii) no Real Property Asset in the Unencumbered Asset Pool shall be less than 85% leased to tenants during any consecutive six-month period (provided, however, that with respect to Construction Assets that have achieved the required 85% leased status and are no longer deemed to be Construction Assets, the foregoing requirement that the same shall have been 85% leased for an initial six months shall not apply). In the event that the requirements of this Section 5.19 are not satisfied and if Borrower would not be in compliance with the covenants contained in this Article V if such Real Property Asset were not in the Unencumbered Asset Pool based on pro forma calculations as of the last day of the previous calendar quarter, the Borrower shall be prohibited from further Borrowings unless Borrower adds a New Acquisition or Real Property Asset to the Unencumbered Asset Pool in accordance with this Agreement in order to restore compliance with the requirements of this provision. Failure to restore compliance with the requirements of this Section
5.19 within thirty (30) days of such non-compliance shall be an Event of Default.

                (b) Any Subsidiary which owns any of the Real Property Assets in the Unencumbered Asset Pool shall not at any time incur any Recourse Debt for borrowed money which in the aggregate exceeds $100,000 unless such Subsidiary guaranties Borrower's obligations under this Agreement.

          SECTION 5.20.  Investments.  Neither the Borrower nor any Consolidated
                         -----------
Subsidiary will make or acquire any Investment in any Person other than:

          (i)   Investments in Subsidiaries made primarily for the purpose of
(A) prudent tax planning as disclosed to the Agent in writing at least ten (10) days prior to such transaction or (B) assuming or refinancing Debt described in Sections 5.26 (i) and (ii),

          (ii)  Temporary Cash Investments,

          (iii) Permitted Investments,

          (iv)  the Homestead Investment, and

          (v) any Investment not otherwise permitted by the foregoing clauses of this Section if, immediately after such Investment is made or acquired, the aggregate net book value of all Investments permitted by this clause (v) does not exceed 10% of Consolidated Tangible Net Worth.

          SECTION 5.21.  Consolidations, Mergers and Sales of Assets.  The
                         -------------------------------------------
Borrower will not (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, all or any substantial part of the assets of the Borrower and its Subsidiaries, taken as a whole, to any other Person.

          SECTION 5.22.  Use of Proceeds. The proceeds of the Loans made under
                         ---------------
this Agreement will be used by the Borrower to directly or indirectly acquire and develop parcels of real property improved or to be improved by income-producing multifamily buildings, to refinance the acquisition costs thereof, for the Homestead Investment and for working capital purposes, provided, however, the Outstanding Working Capital Amount shall not exceed $30,000,000 at any one time. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

          SECTION 5.23.  Sale of Unencumbered Asset Pool. Prior to the sale or
                         -------------------------------
transfer of any Real Property Asset in the Unencumbered Asset Pool or any interest in any Subsidiary owning any Real Property Asset in the Unencumbered Asset Pool, to which, individually or in the aggregate, $25,000,000 or more of Gross Asset Value is attributable, the Borrower shall (i) deliver prior written notice to the Agent and the Banks, (ii) deliver to the Agent and the Banks a certificate from its chief financial or accounting officer certifying that at the time of such sale or other disposal (based on pro-forma calculations for the previous period assuming that such Real Property Asset or interest was not owned by Borrower for the relevant period) all of the covenants contained in Sections
5.07 through 5.19 are and after giving effect to the transaction shall continue to be true and accurate in all respects, and (iii) pay to the Lead Agent an amount equal to that required pursuant to Section 2.10(e).

          SECTION 5.24.  Liens; Release of Liens. Neither the Borrower nor any
                         -----------------------
of its Subsidiaries shall at any time during the Term directly or indirectly create, incur, assume or permit to exist any Lien for borrowed monies or any other Lien unless the same is being contested in good faith and the same is discharged, bonded off or paid within sixty (60) days of filing of such Lien, on or with respect to any Real Property Asset in the Unencumbered Asset Pool. Notwithstanding the foregoing, the Borrower may obtain a release from the terms of this Agreement of any Real Property Asset in the Unencumbered Asset Pool provided that the Borrower has complied with Section 2.10(e) and prior to or simultaneously with such release (i) Borrower shall pay to the Agent any amounts due pursuant to Section 2.10(e), and (ii)

Borrower delivers to the Agent and the Banks a certificate from its chief financial or accounting officer certifying that at the time of the release all of the covenants con tained in Sections 5.07 through 5.19 are and after giving effect to the transaction shall continue to be true and accurate in all respects.

          SECTION 5.25.  Limitations on Recourse Debt. Neither the Borrower nor
                         ----------------------------
any Consolidated Subsidiary shall at any time create, incur or guaranty any Recourse Debt, except for at such time and for so long as Borrower shall maintain a long term debt rating from both S&P and Moody's of not less than BBB- /Baa3 (an "Investment Grade Rating"), (i) $500,000,000 of Recourse Debt which is
           -----------------------
Unsecured Debt (inclusive of the Loans), and (ii) Unsecured Debt with an Investment Grade Rating or better at the time of issuance.

          SECTION 5.26.  Limitations on Subsidiary Debt. The Borrower will not
                         ------------------------------
permit any Subsidiary to have or incur any Debt other than (i) Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or developing an asset, provided that the amount of Debt so incurred or assumed
                     --------
does not exceed the acquisition or development cost of such asset, (ii) Debt consisting, or in respect, of existing tax-exempt bonds or the refinancing thereof, (iii) Debt the sole obligee of which is the Borrower and (iv)
Permitted Intercompany Debt.

          SECTION 5.27.  Other Debt Instruments. The Borrower will not, and
                         ----------------------
will not permit any Subsidiary to enter into any agreement containing any provision (a) which would be violated or breached by any Borrowings hereunder or by the performance by the Borrower of its obligations hereunder or under any other Loan Document, or (b) which is materially more restrictive upon the Borrower than the terms and conditions of this Agreement. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (other than this Agreement and the other Loan Documents) prohibiting the creation or assumption of any Lien upon its properties (other than with respect to any mortgage on a particular property), revenues or assets, whether now owned or hereafter acquired, or restricting the ability of the Borrower to amend or modify this Agreement or any other Loan Document.

          SECTION 5.28.  Hedging Requirements. The Borrower shall maintain
                         --------------------
Interest Rate Hedges on a notional amount of the Debt of the Borrower and its Consolidated Subsidiaries which, when added to the aggregate principal amount of the Debt of the Borrower and its Consolidated Subsidiaries which bears interest at a fixed rate, equals or exceeds 100% of the aggregate principal amount of all Debt, exclusive of the Loans, of the Borrower and its Consolidated Subsidiaries, except in connection with the assumption of up to $75,000,000 of Debt and the Obligations and principal reserve funds required to be maintained in connection with tax-exempt bonds.

          SECTION 5.29.  Restriction on Intercompany Debt; Subordination.  The
                         -----------------------------------------------
Borrower (x) will cause each Subsidiary not to, and (y) as lender to Homestead will not, modify or waive in any manner the terms of the Permitted Intercompany Debt, and will cause each Subsidiary to comply with the terms of the subordination provisions thereof. The Borrower will not, and will not permit any Subsidiary to, sell, transfer, assign or pledge any Permitted Intercompany Debt of which it is the obligee.

          SECTION 5.30.  Affiliate Transactions.  The Borrower will not enter
                         ----------------------
into any transaction with or make any payment to any Affiliates of the Borrower, other than the Management Investment, the Administrative Services Contract, the Investor Agreement between Group and the Borrower or Permitted Intercompany Debt or any payments made in accordance therewith or dividends on shares of capital stock to the extent not prohibited hereby. Notwithstanding the foregoing, the Borrower or any Subsidiary may enter into transactions with Affiliates (other than purchases or sales of real property, loan transactions or transactions for services provided pursuant to the Property Management Contract) which involve
(i) underwriting or placement agent agreements as to which no amounts are payable by the Borrower other than expenses payable to third parties or indemnity obligations, in each case not less favorable to the Borrower or any Subsidiary than those which are generally available in the market, (ii) stock purchase, option or warrant agreements in which the Borrower is selling or agreeing to sell Equity Interests thereunder, (iii) collective insurance agreements, (iv) the Homestead Investment or (v) any other contract as to which the Borrower gives the Agent 30 days prior notice of the terms thereof and, in the reasonable judgment of the Required Banks, such terms are not less favorable to the Borrower or any Subsidiary than those which are generally available in the market. In addition, notwithstanding the foregoing, the Borrower may enter into (i) temporary or bridge loan transactions with Group or any wholly-owned subsidiary thereof, which loans shall be unsecured and subordinate (on the same terms and conditions as set forth in clauses (A) and (B) of the definition of "Permitted Intercompany Debt") to any and all Loans made by any Bank and terminable upon thirty (30) days' notice and (ii) any and all transactions with or through Atlantic Development Services Incorporated which are permitted by, and in accordance with the terms of, this Agreement. No such transaction with or through Atlantic Development Services Incorporated ("ADS") shall be permitted,
                                                     ---
unless (i) all
loans or advances to ADS are secured by first priority liens and security interests (subject only to prior liens and security interests securing performance guaranties granted in the ordinary course of ADS' business) in real properties developed or acquired by ADS, (ii) the Borrower shall, at all times, beneficially own at least ninety percent (90%) of the economic interests in ADS, and (iii) the financial condition and results of operation of ADS shall be consolidated with those of the Borrower for purposes of the financial statements.

          SECTION 5.31.  Contracts.  The Borrower will not, and will cause each
                         ---------
Subsidiary not to, modify the Administrative Services Contract in any manner that (i) materially increases fees payable thereunder, or (ii) adversely affects the Borrower's termination rights.

          SECTION 5.32.  Real Estate Investment Trust.  At all times prior to
                         ----------------------------
electing treatment as a REIT, the Borrower (including without limitation its organization and method of operations and those of its subsidiaries) will satisfy the conditions specified in Sections 856 through 859 of the Internal Revenue Code in order to elect treatment as a REIT. Borrower will timely elect treatment as a REIT for the tax year 1994 and will for each tax year thereafter continue to qualify as, and maintain its election under Section 856(c)(1) of the Internal Revenue Code to be, a REIT.

          SECTION 5.33.  No Plan Assets.  The Borrower will at no time hold
                         --------------
"plan assets" within the meaning of Section 2510.3-101 of the Regulations of the Department of Labor.

          SECTION 5.34.  Environmental Matters.  At its sole cost and expense,
                         ---------------------
the Borrower will comply with, and will cause each Subsidiary to comply with, all Environmental Laws, except to the extent non-compliance would not have a Material Adverse Effect. Without limiting the generality of the foregoing, the Borrower will not, and will cause each Subsidiary not to, use, store, discharge, install or transport on any Real Property Asset, or permit to be used, stored, discharged, installed or transported on any Real Property Asset, any Hazardous Substances other than Hazardous Substances of such types and in such quantities as are customarily used or stored in or at comparable, prudently-managed multifamily buildings. Furthermore, the Borrower will (i) immediately commence any and all remedial action needed according to the environmental reports delivered to the Agent pursuant to Section 3.01(a)(xvii), (ii) diligently pursue such action to completion and (iii) promptly deliver to the Agent notice of initiation as well as notice of completion of such action.

                                   ARTICLE VI

                                    DEFAULTS


          SECTION 6.01.  Events of Default.  If one or more of the following
                         -----------------
events ("Events of Default") shall have occurred and be continuing:
         -----------------

          (a) (i) the Borrower shall fail to pay when due any principal of or interest on any Loan, or (ii) shall fail to pay for five (5) Business Days after written notice thereof has been given to the Borrower by the Agent, any fees or any other amount payable hereunder;

          (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.07 through 5.14, 5.18, 5.19, 5.21, 5.22, 5.25, 5.27,
5.32, or 5.33, inclusive;

          (c) the Borrower shall fail to observe or perform any covenant or agreement set forth herein other than those specified in Section 6.01(a) or (b), or the Borrower or any Subsidiary shall fail to perform any covenant or agreement contained in any other Loan Document to which it is a party, in either case, for 30 days (or such shorter period as may be provided for therein) after written notice thereof has been given to the Borrower by the Agent at the request of any Bank; provided, however, that, in the event a Default hereunder
                     --------
arises due to a breach of the covenant contained in Section 5.34, which breach is caused by non-compliance with Environmental Laws affecting a Real Property Asset (the "Contaminated Property") due solely to the action or inaction of one
            ---------------------
or more third parties, then the Borrower shall have up to sixty (60) days to (i) cure such breach (the "Cure Period") and (ii) provide the Agent with a report of
                       -----------
an environmental consultant, reasonably acceptable to the Required Banks, which report demonstrates to the reasonable satisfaction of the Required Banks that such breach has been cured and that the Contaminated Property is in compliance with applicable Environmental Laws (satisfaction of (i) and (ii) collectively a "Cure"). In the event the breach of Section 5.34 shall not have been Cured by
 ----
the end of the Cure Period, then such breach shall constitute an Event of Default hereunder;

          (d) any representation, warranty, certification or statement made by the Borrower in any Loan Document or in any certificate, financial statement or other document delivered pursuant to any Loan Document shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) the Borrower shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Debt (other than the Obligations and Non-Recourse Debt for which the aggregate outstanding principal amount is $25,000,000 or less) which is $10,000,000 or more, individually or in the aggregate, and such default shall continue beyond the giving of any required notice and the expiration of any applicable grace period and such default has not been waived, in writing, by the holder of any such Debt; or the Borrower shall default in the performance or observance of any obligation or condition with respect to any such Debt or any other event shall occur or condition exist beyond the giving of any required notice and the expiration of any applicable grace period, if the effect of such default, event or condition is to accelerate the maturity of any such indebtedness or to permit (without any further requirement of notice or lapse of time) the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such indebtedness;

          (f) the Borrower or any Material Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

          (g) an involuntary case or other proceeding shall be commenced against the Borrower or any Material Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against the Borrower or any Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

          (h) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $25,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Mate-rial Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of
Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $5,000,000;

          (i) a judgment or order for the payment of money in excess of $25,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days (excluding any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing);

          (j) (i) the Borrower is no longer an Affiliate of Group, is no longer controlled by Group, or Group no longer owns beneficially, and either of record or through a wholly-owned subsidiary of Group which holds of record, at least 20% of each class of Equity Interests of the Borrower having the right to vote on the election of directors and any other material actions, proposals, issues or activities of the Borrower and its Subsidiaries, or (ii) the New Manager, to the extent that the same shall exist, is no longer a wholly-owned Subsidiary of Borrower;

          (k) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) other than Group shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of a percentage of any class of Equity Interests of the Borrower having the right to vote on the election of directors and any other material actions, proposals, issues or activities of the Borrower and its Subsidiaries, equal to the percentage of such class then owned beneficially by Group minus 10% or, during any period of 24 consecutive calendar months commencing on or after November 1, 1997, individuals who were directors of the Borrower on the first day of such period (and directors appointed or nominated by any number of such individuals) shall cease to constitute a majority of the board of directors of the Borrower;

          (l) any Loan Document shall for any reason cease to be in full force and effect, or the material rights, powers and privileges purported to be created thereby; or

          (m) Borrower shall cease at any time to qualify as a REIT under the Internal Revenue Code;

then, and in every such event, the Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, or (ii) if requested by Banks holding Notes evidencing more than 50% in aggregate principal amount of the Loans, by notice to the Borrower declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause
--------
(g) or (h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

          SECTION 6.02.  Notice of Default.  The Agent shall give notice to the
                         -----------------
Borrower under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                                  ARTICLE VII

                                   THE AGENT


          SECTION 7.01.  Appointment and Authorization. Each Bank irrevocably
                         -----------------------------
appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

          SECTION 7.02.  Agent and Affiliates.  Morgan Guaranty Trust Company of
                         --------------------
New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent hereunder.

          SECTION 7.03.  Action by Agent.  The obligations of the Agent
                         ---------------
hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VI.

          SECTION 7.04.  Consultation with Experts.  The Agent may consult with
                         -------------------------
legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          SECTION 7.05.  Liability of Agent.  Neither the Agent nor any of its
                         ------------------
affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Banks or of a lesser number of Banks requesting action pursuant to Section 6.01 or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes, any other Loan Documents or any other instrument or writing furnished in connection herewith or therewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

          SECTION 7.06.  Indemnification.  Each Bank shall, ratably in
                         ---------------
accordance with its Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this

Agreement or any other Loan Document or any action taken or omitted by such indemnitees hereunder or thereunder.

          SECTION 7.07.  Credit Decision.  Each Bank acknowledges that it has,
                         ---------------
independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

          SECTION 7.08.  Successor Agent.  The Agent may resign at any time by
                         ---------------
giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent, which successor Agent, provided no Event of Default shall have occurred and be continuing, shall be subject to approval by the Borrower, which approval shall not be unreasonably withheld or delayed. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. The Agent, whether appointed by the Required Banks or by the retiring Agent, shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent. In addition, if Morgan Guaranty Trust Company of New York ("Morgan"), as Agent, shall at any time hold Commitments equal to less than
  ------
$25,000,000 in the aggregate, it shall promptly notify the Banks and the Borrower thereof and shall offer to resign as Agent. If such offer shall be accepted by the Required Banks (for this purpose only, Morgan shall be deemed to have accepted its own offer to resign), a successor Agent shall be appointed in accordance with this Section 7.08.

          SECTION 7.09.  Agent's Fee.  The Borrower shall pay to the Agent for
                         -----------
its own account fees in the amounts and at the times previously agreed upon between the Borrower and the Agent.

                                  ARTICLE VIII

                            CHANGE IN CIRCUMSTANCES


          SECTION 8.01.  Basis for Determining Interest Rate Inadequate or
                         -------------------------------------------------
Unfair.  If on or prior to the first day of any Interest Period for any Fixed
------
Rate Borrowing or Money Market Borrowing:

          (a) the Agent is advised by the Euro-Dollar Reference Bank that deposits in dollars (in the applicable amounts) are not being offered to the Euro-Dollar Reference Bank in the relevant market for such Interest Period, or

          (b) Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Agent that the Adjusted London Interbank Offered Rate, as the case may be, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans, as the case may be, or to convert outstanding Loans into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing or Money Market Borrowing for which a Notice of Committed Borrowing has previously been given that it elects not to borrow on such date, (i) if such Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrow-ing, and (ii) if such Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrow ing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

          SECTION 8.02.  Illegality.  If, on or after the date of this
                         ----------
Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans or Money Market Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make or convert Euro-Dollar Loans or Money Market Loans, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan or Money Market Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan or Money Market Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

          SECTION 8.03.  Increased Cost and Reduced Return.
                         ---------------------------------

          (a) If on or after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans, or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans or Money Market Loans, its Note or its obligation to make Fixed Rate Loans, and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), and provided such Bank is generally exercising rights similar to those set forth in this Section 8.03 (a) against other borrowers similarly situated to the Borrower, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), and provided such Bank is generally exercising rights similar to those set forth in this Section 8.03(b) against other borrowers similarly situated to the Borrower, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

          (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be prima facie evidence of the matters certified therein. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

           SECTION 8.04.  Taxes.
                          -----

          (a) Any and all payments by the Borrower to or for the account of any Bank or the Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, taxes imposed on its
         ---------
income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Bank or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

          (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies, including without limitation documentary, intangibles, recording, mortgage recording and transfer taxes, which arise from any extension of credit hereunder, any payment made hereunder or under any Note or from the execution or delivery or performance of, or the exercise of remedies under, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").
                             -----------

          (c) The Borrower agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.04) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 15 days from the date such Bank or the Agent (as the case may be) makes demand therefor.

          (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 8.04(a).

          (e) For any period with respect to which a Bank has failed to provide the Borrower with the appropriate form pursuant to Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(a) with respect to Taxes imposed by the United States; provided that, should a Bank, which is
                                    --------
otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

          (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.04, then such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

          SECTION 8.05.  Base Rate Loans Substituted for Affected Fixed Rate
                         ---------------------------------------------------
Loans.  If (i) the obligation of any Bank to make or maintain, or convert
-----
outstanding Loans to, Euro-Dollar Loans has been suspended pursuant to Section
8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

          (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) Euro-Dollar Loans shall be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks), and

          (b) after each of its Euro-Dollar Loans has been repaid (or converted into a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

          If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.


                                  ARTICLE IX

                                 MISCELLANEOUS

          SECTION 9.01.  Notices.  All notices, requests and other
                         -------
communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Agent, at its address or telex number set forth on the signature pages hereof, (y) in the case of any Bank, at its address or telex number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address or telex number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answer back is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article II or Article VIII shall not be effective until received.

          SECTION 9.02.  No Waivers. No failure or delay by the Agent or any
                         ----------
Bank in exercising any right or remedy hereunder or under any Note, and no course of dealing with respect thereto, shall operate as a waiver thereof nor shall any single or partial exercise of any right or remedy hereunder or under any Note or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided herein, under any Note or in any other Loan Document are cumulative and may be exercised independently or concurrently and are not exclusive of any other rights or remedies provided by law.

          SECTION 9.03.  Expenses; Indemnification.
                         -------------------------

          (a) The Borrower shall pay (i) all out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel and local counsel for the Agent, in connection with the preparation and administration of this Agreement and each other Loan Document, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder, (ii) all appraisal fees, recording and filing fees, taxes, brokerage fees and commissions, abstract fees, title insurance premiums and fees, Uniform Commercial Code and other search fees, escrow fees, environmental report fees, engineering report fees, and all other costs and expenses of every character incurred in connection with the preparation, execution, delivery, filing, recordation or performance of any Loan Document and (iii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Bank, including fees and disbursements of counsel, in connection with such Event of Default, and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

          (b) The Borrower agrees to indemnify the Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee
                                     ----------
harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of (i) this Agreement or any Loan Document or any actual or proposed use of proceeds of Loans hereunder, (ii) any violation by the Borrower or any Subsidiary of any applicable Environmental Law or other law,
(iii) any Environmental Claim or other claim arising out of the management, use, control, ownership or operation of property or assets by the

Borrower or any Subsidiary, including, without limitation, all on-site and off-site activities involving Hazardous Substances, (iv) the breach of any representation, warranty or covenant set forth herein or in any Loan Document,
(v) the grant to the Agent of any Lien on any property or assets of the Borrower or any Subsidiary, or (vi) the exercise by the Agent and the Banks of their rights and remedies (including, without limitation, foreclosure) under any agreement creating any such Lien, provided that no Indemnitee shall have the
                                  --------
right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

          SECTION 9.04.  Sharing of Set-Offs. Each Bank agrees that if it shall,
                         -------------------
by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that
                                                               --------
nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation. If any Rejecting Bank shall be repaid pursuant to Section 2.01(c), then, from and after the Conversion Date, the provisions of this Section 9.04 shall not apply as to such Rejecting Bank.

          SECTION 9.05.  Amendments and Waivers.  Except as expressly provided
                         ----------------------
in any other Loan Document, any provision of this Agreement or the Notes or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (or by the Agent after receiving approval therefor from the Required Banks) (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Com-mitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation (other than any Bank signing such amendment or waiver), (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, except as provided below, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment,
(iv) change the aggregate amount by which or to which the Commitments are required to be reduced on or prior to any Commitment Reduction Date, or (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement. In addition, no such amendment or waiver shall, unless signed by the Swing Lender and each other Bank affected thereby, increase the Swing Loan Commitment, postpone the date fixed for the termination of the Swing Loan Commitment or otherwise affect any of its rights or obligations hereunder relating to the Swing Loan Commitment or the Swing Loans. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Designating Lender on behalf of its Designated Lender affected thereby, (a) subject such Designated Lender to any additional obligations, (b) reduce the principal of, interest on, or other amounts due with respect to, the Designated Lender Note made payable to such Designated Lender, or (c) postpone any date fixed for any payment of principal of, or interest on, or other amounts due with respect to the Designated Lender Note made payable to the Designated Lender.

          SECTION 9.06.  Successors and Assigns.
                         ----------------------

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment
                      -----------
on any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided
                                                                      --------
that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i),
(ii), (iii), (iv) or (vi) of Section 9.05 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its
                       --------
rights and obligations under this Agreement and the Notes and the other Loan Documents, and such Assignee shall assume such rights and obligations, pursuant to a Transfer Supplement in substantially the form of Exhibit D hereto executed
                                                      ---------
by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Agent and, unless an Event of Default shall have occurred and be continuing, the Borrower, which in each case shall not be unreasonably withheld (the withholding of such consent shall not be deemed unreasonable if such Assignee is not an Eligible Assignee); provided that if an Assignee is an
                                       --------
affiliate of such transferor Bank, no such consent shall be required; and provided further that if the Assignee is not an Affiliate of the transferor Bank
-------- -------
and not a Bank, the amount of the Commitment being assigned shall not be less than the lesser of (i) the entire Commitment of the transferor Bank or (ii) $10,000,000. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection
(c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

          (d) Any Bank (each, a "Designating Lender") may at any time designate
                                 ------------------
one Designated Lender to fund Money Market Loans on behalf of such Designating Lender subject to the terms of this Section 9.06(d) and the provisions in
Section 9.06(b) and (c) shall not apply to such designation. No Bank may designate more than one (1) Designated Lender. The parties to each such designation shall execute and deliver to the Agent for its acceptance a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender, the Agent will accept such Designation Agreement and will give prompt notice thereof to the Borrower, whereupon, (i) the Borrower shall execute and deliver to the Designating Bank a Designated Lender Note payable to the order of the Designated Lender, (ii) from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right (subject to the provisions of Section 2.03(b)) to make Money Market Loans on behalf of its Designating Lender pursuant to Section 2.03 after the Borrower has accepted a Money Market Loan (or portion thereof) of the Designating Lender, and (iii) the Designated Lender shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to the Borrower, Agent and the Banks for each and every obligation of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under Section 7.06 hereof and any sums otherwise payable to the Borrower by the Designated Lender. Each Designating Lender shall serve as the administrative agent of the Designated Lender and shall on behalf of, and to the exclusion of, the Designated Lender: (i) receive any and all payments made for the benefit of the Designated Lender and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Lender as administrative agent for the Designated Lender and shall not be signed by the Designated Lender on its own behalf and shall be binding upon the Designated Lender to the same extent as if signed by the

Designated Lender on its own behalf. The Borrower, the Agent and the Banks may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than assignments to the Designating Lender which originally designated such Designated Lender or otherwise in accordance with the provisions of Section 9.06(b) and (c).

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent (provided no Event of Default shall have occurred and be continuing) or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          SECTION 9.07.  Collateral.  Each of the Banks represents to the Agent
                         ----------
and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) of the Borrower or any Subsidiary Guarantor or Affiliate as collateral in the extension or maintenance of the credit provided for in this Agreement.

          SECTION 9.08.  Governing Law; Submission to Jurisdiction.  This
                         -----------------------------------------
Agreement and each Loan Document, including, without limitation, each Note, shall be governed by and construed in accordance with the laws of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

          SECTION 9.09.  Counterparts; Integration; Effectiveness.  This
                         -----------------------------------------
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          SECTION 9.10.  WAIVER OF JURY TRIAL.  EACH OF THE BORROWER, THE AGENT
                         --------------------
AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 9.11.  Survival.  All indemnities set forth herein shall
                         --------
survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Loans and the termination of the Commitments hereunder.

          SECTION 9.12.  Domicile of Loans.  Each Bank may transfer and carry
                         -----------------
its Loans at, to or for the account of any domestic or foreign branch office, subsidiary or affiliate of such Bank.

          SECTION 9.13.  Limitation of Liability.  No claim may be made by the
                         -----------------------
Borrower or any other Person acting by or through Borrower against the Agent or any Bank or the affiliates, directors, officers, employees, attorneys or agent of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or by the other Loan Documents, or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          SECTION 9.14.  Recourse Obligation. This Agreement and the Obligations
                         -------------------
hereunder are fully recourse to the Borrower. Notwithstanding the foregoing, no recourse under or upon any obligation, covenant, or agreement contained in this Agreement shall be had against any officer, director, shareholder or employee of the Borrower except in the event of fraud or misappropriation of funds on the part of such officer, director, shareholder or employee.

          SECTION 9.15.  Further Assurances.  At any time or from time to time
                         ------------------
upon the request of the Agent, the Borrower will, at its expense, promptly execute, acknowledge, and deliver such further documents and do such other acts and things as shall be necessary or advisable, in the Agent's discretion, in order to effect fully the purposes of this Agreement or any of the other Loan Documents. The Borrower will pay all fees and expenses (including reasonable attorneys fees) incurred by the Agent in connection therewith.

          SECTION 9.16.  Confidentiality; Disclosure of Information.  Each party
                         ------------------------------------------
hereto shall treat the transactions contemplated hereby and all financial and other information furnished to it about the Banks, the Borrower, any Subsidiary or any of the Real Property Assets, as applicable, as confidential; provided, however, that such confidential information may be disclosed (a) as required by law or pursuant to generally accepted accounting procedures, (b) to officers, directors, employees, agents, partners, attorneys, accountants, engineers and other consultants of the parties hereto who need to know such information, provided such Persons are instructed to treat such information confidentially, or (c) by any Bank to any Participant or Assignee or any prospective transferee (provided such prospective transferee agrees to treat such information confidentially), which disclosure to prospective transferees may include any and all information which has been delivered to such Bank by the Borrower pursuant to this Agreement or the other Loan Documents or which has been delivered to such Bank in connection with such Bank's credit evaluation of the Borrower prior to entering into this Agreement. Notwithstanding the foregoing, this Section
9.16 shall not apply to any Bank so long as any Event of Default hereunder or under any other Loan Documents shall have occurred and be continuing and, in any such event, such Bank shall be entitled to disclose any information furnished to it in connection with this Agreement as it deems necessary or appropriate in its sole and absolute discretion. Notwithstanding the foregoing, the Borrower hereby consents to the disclosure of any non-public information with respect to it which is related to this transaction by any Designated Lender to any rating agency, commercial paper dealer, or provider of a surety, guaranty or credit or liquidity enhancement to such Designated Lender, provided, however, that prior to any such disclosure such Designated Lender shall obtain an agreement from the applicable Person pursuant to which it shall agree to be bound by confidentiality provisions similar to those set forth herein.

          SECTION 9.17.  No Bankruptcy Proceedings.  Each of the Borrower, the
                         -------------------------
Banks, and the Agent hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (i) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (ii) the Revolver Termination Date.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              BORROWER:

                              SECURITY CAPITAL ATLANTIC
                                INCORPORATED


                              By:  _________________________
                                   Name:
                                   Title:

                              7777 Market Center Avenue
                              El Paso, Texas  79912
                              Attention:   Anne Schumacher
                              Fax number:  (915) 877-3301


Commitments                   BANKS:
-----------


$40,000,000                   MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK



                              By:  _________________________
                                   Name:
                                   Title:


$35,000,000                   THE FIRST NATIONAL BANK OF
                                BOSTON



                              By:  _________________________
                                   Name:
                                   Title:



$35,000,000                   TEXAS COMMERCE BANK NATIONAL
                                ASSOCIATION



                              By:  _________________________
                                   Name:
                                   Title:

$40,000,000                   WELLS FARGO BANK, NATIONAL
                               ASSOCIATION



                              By:  ____________________
                                   Name:
                                   Title:



$35,000,000                   BANK OF AMERICA NATIONAL TRUST &
                                SAVINGS ASSOCIATION



                              By:  _________________________
                                   Name:
                                   Title:


$40,000,000                   FIRST UNION NATIONAL BANK



                              By:  _________________________
                                   Name:
                                   Title:

$25,000,000                   DRESDNER BANK AG NEW YORK AND
                                GRAND CAYMAN BRANCHES



                              By:  _________________________
                                   Name:
                                   Title:



                              By:  _________________________
                                   Name:
                                   Title:



$20,000,000                   DG BANK DEUTSCHE GENOSSENSCHAFTSBANK



                              By:  _________________________
                                   Name:
                                   Title:



                              By:  _________________________
                                   Name:
                                   Title:



$12,000,000                   CORESTATES BANK, N.A.



                              By:  _________________________
                                   Name:
                                   Title:

$35,000,000                   COMMERZBANK AKTIENGESELLSCHAFT,
                                   LOS ANGELES BRANCH



                              By:  _________________________
                                   Name:
                                   Title:



                              By:  _________________________
                                   Name:
                                   Title:


$20,000,000                   WACHOVIA BANK,N.A.



                              By:   ___________________
                                    Name:
                                    Title:


Total Commitments
-----------------

$350,000,000

                         AGENT:

                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK, as Agent



                         By:_____________________________
                            Name:       Timothy V. O'Donovan
                            Title:      Vice President

                         60 Wall Street
                         New York, New York 10260-0060
                         Attention:     William R. Barrett
                         Fax Number:    (212) 648-5748

                         Domestic Lending Office:
                         J.P. Morgan Services Inc.
                         500 Stanton-Christiana Road
                         Newark, Delaware  19713
                         Attention:     Jeannie Mattson
                         Fax Number:    (302) 634-4222

                         Euro-Currency Lending Office:
                         Nassau, Bahamas Office
                         c/o J.P. Morgan Services Inc.
                         Euro-Loan Servicing Unit
                         500 Stanton-Christiana Road
                         Newark, Delaware  19713
                         Attention:     Jeannie Mattson
                         Fax Number:    (302) 634-4222

                                  EXHIBIT A-1
                                  -----------

                                     NOTE

                                                              New York, New York
                                                            as of ______, 199_


     For value received, SECURITY CAPITAL ATLANTIC INCORPORATED, a Maryland corporation (the "Borrower"), promises to pay to the order of _________________
                  ---------
(the "Bank"), for the account of its Applicable Lending Office, the unpaid
      ----
principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

     All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or
        --------
endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This note is one of the Notes referred to in the Revolving Credit Agreement, dated as of ________, 1997, among the Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent (as the same may be amended from time to time, the "Credit Agreement").
                                                          ----------------
Terms defined in the Credit Agreement are used herein with the same meanings.

Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                               SECURITY CAPITAL ATLANTIC
                               INCORPORATED

                               By:  _____________________
                                     Name:
                                     Title:

                        LOANS AND PAYMENTS OF PRINCIPAL


________________________________________________________________________________


                                     Amount of
           Amount of     Type of     Principal      Maturity      Notation
Date          Loan         Loan        Repaid         Date        Made By
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                  EXHIBIT A-2
                                  -----------

                                     NOTE

                                                              New York, New York
                                                              as of ______, 199_


     For value received, SECURITY CAPITAL ATLANTIC INCORPORATED, a Maryland corporation (the "Borrower"), promises to pay to the order of _________________
                  --------
(the "Bank"), for the account of its Applicable Lending Office, the unpaid
      ----
principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

     All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation
             --------
or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This note is one of the Notes referred to in the Revolving Credit Agreement, dated as of _________, 1997, among the Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent (as the same may be amended from time to time, the "Credit Agreement").
                                                          ----------------
Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                                  SECURITY CAPITAL ATLANTIC
                                                   INCORPORATED

                                                  By:  ___________________

                                                       Name:

                                     A2-1

                                    Title:

                        LOANS AND PAYMENTS OF PRINCIPAL


________________________________________________________________________________


                                     Amount of
           Amount of     Type of     Principal      Maturity      Notation
Date          Loan         Loan        Repaid         Date        Made By
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                     A2-2

                                  EXHIBIT A-3
                                  -----------

                                     NOTE

                                                              New York, New York
                                                              as of ______, 199_


     For value received, SECURITY CAPITAL ATLANTIC INCORPORATED, a Maryland corporation (the "Borrower"), promises to pay to the order of _________________
                  --------
(the "Bank"), for the account of its Applicable Lending Office, the unpaid
      ----
principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

     All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or
        --------
endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This note is one of the Designated Lender Notes referred to in the Revolving Credit Agreement, dated as of _________, 1997, among the Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent (as the same may be amended from time to time, the "Credit
                                                                       ------
Agreement").  Terms defined in the Credit Agreement are used herein with the
---------
same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                                    SECURITY CAPITAL ATLANTIC
                                                     INCORPORATED

                                                    By:  ___________________

                                                         Name:
                                                         Title:

                                     A3-1

                        LOANS AND PAYMENTS OF PRINCIPAL


________________________________________________________________________________


                                     Amount of
           Amount of     Type of     Principal      Maturity      Notation
Date          Loan         Loan        Repaid         Date        Made By
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                     A3-2

                                   EXHIBIT B
                                   ---------

                            UNENCUMBERED ASSET POOL

                                   EXHIBIT C
                                   ---------

                              CONSTRUCTION ASSETS

                                   EXHIBIT D
                                   ---------

                              TRANSFER SUPPLEMENT
                              -------------------


          TRANSFER SUPPLEMENT (this "Transfer Supplement") dated as of ______, 199_ between _______________ (the "Assignor") and _________________ having an address at _______________(the "Purchasing Bank").


                             W I T N E S S E T H:
                             - - - - - - - - - -


              WHEREAS, the Assignor has made loans to Security Capital Atlantic Incorporated, a Maryland corporation (the "Borrower"), pursuant to the First Amended and Restated Revolving Credit Agreement, dated as of _________, 1997 (as the same may be amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"), among the Borrower, the banks party thereto, and Morgan Guaranty Trust Company of New York, as Agent. All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement;

              WHEREAS, the Purchasing Bank desires to purchase and assume from the Assignor, and the Assignor desires to sell and assign to the Purchasing Bank, certain rights, title, interest and obligations under the Credit Agreement;

              NOW, THEREFORE, IT IS AGREED:

          1. In consideration of the amount set forth in the receipt (the "Receipt") given by Assignor to Purchasing Bank of even date herewith, and transferred by wire to Assignor, the Assignor hereby assigns and sells, without recourse, representation or warranty except as specifically set forth herein, to the Purchasing Bank, and the Purchasing Bank hereby purchases and assumes from the Assignor, a __% interest (the "Purchased Interest") of the Loans constituting a portion of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) including, without limitation, such percentage interest of the Assignor in any Loans owing to the Assignor, any Note held by the Assignor, any Loan Commitment of the Assignor and any other interest of the Assignor under any of the Loan Documents.

          2. The Assignor (i) represents and warrants that as of the date hereof the aggregate outstanding principal amount of its share of the Loans owing to it (without giving effect to assignments thereof which have not yet become effective) is $__________; (ii) represents and warrants that it is the legal and beneficial owner of the interests being assigned by it hereunder and that such interests are free and clear of any adverse claim; (iii) represents and warrants that it has not received any notice of Default or Event of Default from the Borrower; (iv) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations (or the truthfulness or accuracy thereof) made in or in connection with the Credit Agreement, or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, or the other Loan Documents or any other instrument or document furnished pursuant thereto; and (v) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary of Guarantor or the performance or observance by the Borrower or any Subsidiary of Guarantor of any of its obligations under the Credit Agreement or the other Loan Documents or any other in strument or document furnished pursuant thereto. Except as specifically set forth in this Paragraph 2, this assignment shall be without recourse to Assignor.

          3. The Purchasing Bank (i) confirms that it has received a copy of the Credit Agreement, and the other Loan Documents, together with such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Transfer Supple ment and to become a party to the Credit Agreement, and has not relied on any statements made by Assignor or Skadden, Arps, Slate, Meagher & Flom LLP; (ii) agrees that it will, independently and without reliance upon any of the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and credit worthiness of the Borrower and will make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement, and the other Loan Documents; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; (iv) agrees that it will be bound by and perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (v) specifies as its address for notices and lending office, the office set forth beneath its name on the signature page hereof; (vi) it has full power and authority to execute and deliver, and perform under, this Transfer Supplement, and all necessary corporate and/or partnership action has taken to authorize, and all approvals and consents have been obtained for, the execution, delivery and performance thereof; (vii) this Transfer Supplement constitutes its legal, valid and binding obligation enforceable in accordance with its terms; and (viii) the interest being assigned hereunder is being acquired by it for its own account, for investment purposes only and not with a view to the public distribution thereof and without any present intention of its resale in either case that would be in violation of applicable securities laws.

          4. This Transfer Supplement shall be effective on the date (the "Effective Date") on which all of the following have occurred (i) it shall have
 --------------
been executed and delivered by the parties hereto, (ii) copies hereof shall have been delivered to the Agent and the Borrower, and (iii) the Purchasing Bank shall have paid to the Assignor the agreed purchase price as set forth in the Receipt.

          5. On and after the Effective Date, (i) the Purchasing Bank shall be a party to the Credit Agreement and, to the extent provided in this Transfer Supplement, have the rights and obligations of a Bank thereunder and be entitled to the benefits and rights of the Banks thereunder and (ii) the Assignor shall, to the extent provided in this Transfer Supplement as to the Pur-chased Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

          6. From and after the Effective Date, the Assignor shall cause the Agent to make all payments under the Credit Agreement, and the Notes in respect of the Purchased Interest assigned hereby (including, without limitation, all payments of principal, fees and interest with respect thereto and any amounts accrued but not paid prior to such date) to the Purchasing Bank.

          7. This Transfer Supplement may be executed in any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.

          8. Assignor hereby represents and warrants to Purchasing Bank that it has made all payments demanded to date by Morgan Guaranty Trust Company of New York ("Morgan") as Agent in connection with the Assignor's pro rata share of
       ------
the obligation to reimburse the Agent for its expenses. In the event Morgan, as Agent, shall demand reimbursement for fees and expenses from Purchasing Bank for any period prior to the Effective Date, Assignor hereby agrees to promptly pay Morgan, as Agent, such sums directly, subject, however, to Paragraph 12 hereof.

          9. Assignor will, at the cost of Assignor, and without expense to Purchasing Bank, do, execute, acknowledge and deliver all and every such further acts, deeds conveyances, assignments, notices of assignments, transfers and assurances as Purchasing Bank shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Purchasing Bank the property and rights hereby given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, assigned and/or intended now or hereafter so to be, on which Assignor may be or may hereafter become bound to convey or assign to Purchasing Bank, or for carrying out the intention or facilitating the performance of the terms of this Agreement or for filing, registering or recording this Agreement.

          10. The parties agree that no broker or finder was instrumental in bringing about this transaction. Each party shall indemnify, defend the other and hold the other free and harmless from and against any damages, costs or expenses (including, but not limited to, reasonable attorneys' fees and disbursements) suffered by such party arising from claims by any broker or finder that such broker or finder has dealt with said party in connection with this transaction.

          11. Subject to the provisions of Paragraph 12 hereof, if, with respect to the Purchased Interest only, Assignor shall on or after the Effective Date receive (a) any cash, note, securities, property, obligations or other consideration in respect of or relating to the Loan or the Loan Documents or issued in substitution or replacement of the Loan or the Loan Documents, (b) any cash or non-cash consideration in any form whatsoever distributed, paid or issued in any bankruptcy proceeding in connection with the Loan or the Loan Documents or (c) any other distribution (whether by means of repayment, redemption, realization of security or otherwise), Assignor shall accept the same as Purchasing Bank's agent and hold the same in trust on behalf of and for the benefit of Purchasing Bank, and shall deliver the same forthwith to Purchasing Bank in the same form received, with the endorsement (without recourse) of Assignor when necessary or appropriate. If the Assignor shall fail to deliver any funds received by it within the same Business Day of receipt, unless such funds are received by Assignor after 4:00 p.m., Eastern Standard Time, then the following business day after receipt, said funds shall accrue interest at the federal funds interest rate and in addition to promptly remitting said amount, Assignor shall remit such interest from the date received to the date such amount is remitted to the Purchasing Bank.

          12. Assignor and Purchasing Bank each hereby agree to indemnify and hold harmless the other, each of its directors and each of its officers in connection with any claim or cause of action based on any matter or claim based on the acts of either while acting as a Bank under the Credit Agreement. Promptly after receipt by the indemnified party under this Section of notice of the commencement of any action, such indemnified party shall notify the indemnifying party in writing of the commencement thereof. If any such action is brought against any indemnified party and that party notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof. In no event shall the indemnified party settle or consent to a settlement of such cause of action or claim without the consent of the indemnifying party.

          13. THIS TRANSFER SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Wire Transfer Instructions:      __________________________

                                 By:_______________________
                                      Name:
                                      Title:


                                 ___________________________


                                 By:  ______________________
                                      Name:
                                      Title:
Acknowledged this
____ day of ________, 199_:


MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Agent



By:__________________________
   Name:
   Title:

                                                                       EXHIBIT E


                      Form of Money Market Quote Request
                      ----------------------------------



                                                                 [Date]


To:       Morgan Guaranty Trust Company of New York (the "Agent")

From:     Security Capital Atlantic Incorporated

Re: First Amended and Restated Revolving Credit Agreement (the "Credit Agreement"), dated as of __________, 1997 among Security Capital Atlantic Incorporated, the Banks parties thereto and the Agent

          We hereby give notice pursuant to Section 2.3 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount/*/           Interest Period/*/
----------------              ---------------

$

          Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

          The funding of Money Market Loans made in connection with this Money Market Quote Request [may/may not] be made by Designated Lenders.

          Terms used herein have the meanings assigned to them in the Credit Agreement.

                         Security Capital Atlantic Incorporated

                              By:________________________
                                 Name:
                                 Title:
___________________

Amount must be $20,000,000 or a larger multiple of $1,000,000.

Not less than one month (LIBOR Auction) or not less than 30 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

                                                                       EXHIBIT F

                   Form of Invitation for Money Market Quotes
                   ------------------------------------------


To:  [Name of Bank]

Re: Invitation for Money Market Quotes to TriNet Corporate Realty Trust, Inc. (the "Borrower")


          Pursuant to Section 2.03 of the First Amended and Restat ed Revolving Credit Agreement, dated as of _______, 1997 among Security Capital Atlantic Incorporated, the Banks parties thereto and the undersigned, as Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):


Date of Borrowing:  __________________

Principal Amount                    Interest Period
----------------                    ---------------

$

          Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

          Please respond to this invitation by no later than 10:00 A.M. (New York City time) on [date].

                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK, as Agent


                              By______________________
                                 Authorized Officer

                                                                       EXHIBIT G


                          Form of Money Market Quote
                          --------------------------


To:  Morgan Guaranty Trust Company of New York, as Agent

Re:  Money Market Quote to Security Capital Atlantic Incorporated (the
     "Borrower")

          In response to your invitation on behalf of the Borrower dated _____________, 19__, we hereby make the following Money Market Quote on the following terms:

1.   Quoting Bank:  ________________________________
2.   Person to contact at Quoting Bank:

     _____________________________
3.   Date of Borrowing: ____________________*
4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Principal Interest  Money Market
Amount**  Period*** [Margin****] [Absolute Rate*****]
--------  --------- ---------------------------------

$

$

     [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]**

               We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the First Amended and Restated Revolving Credit Agreement dated as of ______, 1997 among Security Capital Atlantic Incorporated, the Banks parties thereto and yourselves, as Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.


                                                 Very truly yours,

                                                 [NAME OF BANK]


                                                 Dated:_________________________
                                                          Authorized Officer

                                                                       EXHIBIT H

                         FORM OF DESIGNATION AGREEMENT
                         -----------------------------

                          Dated _____________, 199___


     Reference is made to that certain First Amended and Restated Revolving Credit Agreement dated as of ______, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among SECURITY CAPITAL ATLANTIC INCORPORATED, the banks parties thereto, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Agent"), as Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

     [NAME OF DESIGNOR] (the "Designor"), [NAME OF DESIGNEE] (the "Designee"), the Agent and Borrower agree as follows:

     1. The Designor hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Money Market Loans pursuant to
Article III of the Credit Agreement. Any assignment by Designor to Designee of its rights to make a Money Market Loan pursuant to such Article III shall be effective at the time of the funding of such Money Market Loan and not before such time.

     2. Except as set forth in Section 7 below, the Designor makes no representation or warranty and assumes no responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

     3. The Designee (a) confirms that it has received a copy of each Loan Document, together with copies of the financial statements referred to in Articles IV and V of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (b) agrees that it will independently and without reliance upon the Agent, the Designor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) confirms that it is a Designated Lender; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees to be bound by each and every provision of each Loan Document and further agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Bank.

     4. The Designee hereby appoints Designor as Designee's agent and attorney in fact, and grants to Designor an irrevocable power of attorney, to receive payments made for the benefit of Designee under the Credit Agreement, to deliver and receive all communications and notices under the Credit Agreement and other Loan Documents and to exercise on Designee's behalf all rights to vote and to grant and make approvals, waivers, consents of amendments to or under the Credit Agreement or other Loan Documents. Any document executed by the Designor on the Designee's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designee. The Borrower, the Agent and each of the Banks may rely on and are beneficiaries of the preceding provisions.

     5. Following the execution of this Designation Agreement by the Designor and its Designee, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Designation Agreement (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on the signature page thereto.

     6. The Agent hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (i) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (ii) the Maturity Date.

     7. The Designor unconditionally agrees to pay or reimburse the Designee and save the Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designee, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder, provided that the Designor shall not be liable for any
                         --------
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designee's gross negligence or willful misconduct.

     8. Upon such acceptance and recording by the Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right (subject to the provisions of Section 2.03(b)) to make Money Market Loans as a Bank pursuant to Section 2.03 of the Credit Agreement and the rights and obligations of a Bank related thereto; provided, however, that the Designee
                                       --------  -------
shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of such Designee which is not otherwise required to repay obligations of such Designated Lender which are then due and payable. Notwithstanding the foregoing, the Designor, as administrative agent for the Designee, shall be and remain obligated to the Borrower, the Co-Agents and the Banks for each and every of the obligations of the Designee and its Designor with respect to the Credit Agreement, including, without limitation, any indemnification obligations under Section 7.6 of the Credit Agreement and any sums otherwise payable to the Borrower by the Designee.

     9. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     10. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as delivery of a manually executed counter part of this Designation Agreement.

     IN WITNESS WHEREOF, the Designor and the Designee, intending to be legally bound, have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

Effective Date:                                       ________________________,
199__


                                         [NAME OF DESIGNOR], as
                                         Designor

                                         By:
                                         Title:

                                         [NAME OF DESIGNEE] as
                                         Designee

                                         By:
                                         Title:

                                         Applicable Lending Office
                                         (and address for notices):

                                                 [ADDRESS]

Accepted this _____ day
of ________, 19__

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent

By:
Title:

                               TABLE OF CONTENTS
                               -----------------

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

SECTION 1.01.  Definitions..................................................   2
SECTION 1.02.  Accounting Terms and Determinations..........................  24
SECTION 1.03.  Types of Borrowings..........................................  25

                                  ARTICLE II
                                  THE CREDITS
                                  -----------

SECTION 2.01.  Commitments to Lend..........................................  25
SECTION 2.02.  Notice of Committed Borrowing................................  26
SECTION 2.03.  Money Market Borrowings......................................  31
SECTION 2.04.  Notice to Banks; Funding of Loans............................  35
SECTION 2.05.  Notes........................................................  36
SECTION 2.06.  Method of Electing Interest Rates............................  37
SECTION 2.07.  Interest Rates...............................................  39
SECTION 2.08.  Fees.........................................................  41
SECTION 2.09.  Optional Termination or Reduction of
                 Commitments................................................  41
SECTION 2.10.  Maturity; Mandatory Termination or
                  Reduction of Commitments..................................  42
SECTION 2.11.  Optional Prepayments.........................................  43
SECTION 2.12.  General Provisions as to Payments............................  44
SECTION 2.13.  Funding Losses...............................................  45
SECTION 2.14.  Computation of Interest and Fees.............................  45

                                  ARTICLE III
                                   CONDITIONS

SECTION 3.01.  Conditions Precedent to Effectiveness
                 of Agreement...............................................  46
SECTION 3.02.  Borrowings...................................................  47
SECTION 3.03.  Conditions Precedent to New Acquisitions
                 and Additional Real Property Assets........................  49

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence and Power................................  50
SECTION 4.02.  Corporate and Governmental Authorization;
                 No Contravention...........................................  50
SECTION 4.03.  Binding Effect...............................................  50
SECTION 4.04.  Financial Information........................................  50
SECTION 4.05.  Litigation...................................................  51
SECTION 4.06.  Compliance with ERISA........................................  51
SECTION 4.07.  Environmental Matters........................................  51
SECTION 4.08.  Taxes........................................................  52
SECTION 4.09.  Subsidiaries.................................................  52

SECTION 4.10.  Investments..................................................  52
SECTION 4.11.  Not an Investment Company....................................  52
SECTION 4.12.  Full Disclosure..............................................  52
SECTION 4.13.  Relationship of Borrower and Its
                 Affiliates.................................................  53
SECTION 4.14.  Contracts....................................................  53
SECTION 4.15.  Qualification as a REIT......................................  53
SECTION 4.16.  No Plan Assets...............................................  53
SECTION 4.17.  Subsidiary Debt..............................................  53
SECTION 4.18.  Ownership of Property........................................  54

                                   ARTICLE V
                                   COVENANTS

SECTION 5.01.  Information..................................................  54
SECTION 5.02.  Payment of Obligations.......................................  57
SECTION 5.03.  Maintenance of Property; Insurance...........................  58
SECTION 5.04.  Conduct of Business and Maintenance of
                 Existence..................................................  58
SECTION 5.05.  Compliance with Laws.........................................  58
SECTION 5.06.  Inspection of Property, Books and Records....................  59
SECTION 5.07.  Debt to Consolidated Tangible Net Worth......................  59
SECTION 5.08.  EBITDA to Interest Expense Coverage..........................  59
SECTION 5.09.  EBITDA to Debt Service Coverage..............................  59
SECTION 5.10.  Unencumbered Cash Flow.......................................  59
SECTION 5.11.  Unencumbered Asset Pool Value................................  60
SECTION 5.12.  Minimum Consolidated Tangible................................  52
                 Net Worth..................................................  60
SECTION 5.13.  Secured Debt Ratio...........................................  60
SECTION 5.14.  Debt to Total Asset Value Ratio..............................  60
SECTION 5.15.  Investments in Unimproved Real Property......................  60
SECTION 5.16.  Minority Holdings............................................  60
SECTION 5.17.  Joint Ventures...............................................  61
SECTION 5.18.  Restricted Payments..........................................  61
SECTION 5.19.  Certain Requirements for the
                 Unencumbered Asset Pool....................................  61
SECTION 5.20.  Investments..................................................  62
SECTION 5.21.  Consolidations, Mergers and Sales of Assets..................  62
SECTION 5.22.  Use of Proceeds..............................................  62
SECTION 5.23.  Sale of Unencumbered Asset Pool..............................  62
SECTION 5.24.  Liens; Release of Liens......................................  63
SECTION 5.25.  Limitations on Recourse Debt.................................  63
SECTION 5.26.  Limitations on Subsidiary Debt...............................  63
SECTION 5.27.  Other Debt Instruments.......................................  64
SECTION 5.28.  Hedging Requirements.........................................  64
SECTION 5.29.  Restriction on Intercompany Debt;
                 Subordination..............................................  64
SECTION 5.30.  Affiliate Transactions.......................................  64
SECTION 5.31.  Contracts....................................................  65

SECTION 5.32.  Real Estate Investment Trust.................................  65
SECTION 5.33.  No Plan Assets...............................................  66
SECTION 5.34.  Environmental Matters........................................  66

                                   ARTICLE VI
                                    DEFAULTS

SECTION 6.01.  Events of Default............................................  66
SECTION 6.02.  Notice of Default............................................  70

                                  ARTICLE VII
                                   THE AGENT

SECTION 7.01.  Appointment and Authorization................................  70
SECTION 7.02.  Agent and Affiliates.........................................  70
SECTION 7.03.  Action by Agent..............................................  70
SECTION 7.04.  Consultation with Experts....................................  70
SECTION 7.05.  Liability of Agent...........................................  70
SECTION 7.06.  Indemnification..............................................  71
SECTION 7.07.  Credit Decision..............................................  71
SECTION 7.08.  Successor Agent..............................................  71
SECTION 7.09.  Agent's Fee..................................................  72

                                 ARTICLE VIII
                            CHANGE IN CIRCUMSTANCES


SECTION 8.01.  Basis for Determining Interest Rate
                 Inadequate or Unfair.......................................  72
SECTION 8.02.  Illegality...................................................  73
SECTION 8.03.  Increased Cost and Reduced Return............................  74
SECTION 8.04.  Taxes........................................................  75
SECTION 8.05.  Base Rate Loans Substituted for Affected
                 Fixed Rate Loans...........................................  77

                                  ARTICLE IX

                                 MISCELLANEOUS

SECTION 9.01.  Notices......................................................  78
SECTION 9.02.  No Waivers...................................................  78
SECTION 9.03.  Expenses; Indemnification....................................  78
SECTION 9.04.  Sharing of Set-Offs..........................................  79
SECTION 9.05.  Amendments and Waivers.......................................  80
SECTION 9.06.  Successors and Assigns.......................................  81
SECTION 9.07.  Collateral...................................................  84
SECTION 9.08.  Governing Law; Submission to
                 Jurisdiction...............................................  84
SECTION 9.09.  Counterparts; Integration;
                 Effectiveness..............................................  84
SECTION 9.10.  WAIVER OF JURY TRIAL.........................................  84
SECTION 9.11.  Survival.....................................................  84
SECTION 9.12.  Domicile of Loans............................................  84

SECTION 9.13.  Limitation of Liability....................................... 85
SECTION 9.14.  Recourse Obligation........................................... 85
SECTION 9.15.  Further Assurances............................................ 85
SECTION 9.16.  Confidentiality; Disclosure of
                 Information................................................. 85
SECTION 9.17.  No Bankruptcy Proceedings..................................... 86